    As filed with the Securities and Exchange Commission on June 15, 2001.

                                               Registration No. 333-  /811-06087


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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM N-14

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

          Pre-Effective Amendment No.    Post-Effective Amendment No.
                       (Check appropriate box or boxes)

               Exact Name of Registrant as Specified in Charter:

                       SALOMON BROTHERS SERIES FUNDS INC

                        Area Code and Telephone Number:

                                (800) 725-6666

                    Address of Principal Executive Offices:

                             7 World Trade Center
                           New York, New York 10048

                    Name and Address of Agent for Service:

                           Robert A. Vegliante, Esq.
                     Salomon Brothers Asset Management Inc
                             7 World Trade Center
                           New York, New York 10048

                                  Copies to:

                   SARAH E. COGAN, ESQ.    ROGER P. JOSEPH, ESQ.
                Simpson Thacher & Bartlett   Bingham Dana LLP
                   425 Lexington Avenue     150 Federal Street
                 New York, NY 10017-3954     Boston, MA 02110

   Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

   It is proposed that this filing will become effective on July 16, 2001 pursuant to Rule 488 under the Securities Act of 1933.

   Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because an indefinite number of shares have previously been registered on Form N-1A (Registration No. 33-34423/811-06087) pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Registrant's Form 24f-2 for the fiscal year ended December 31, 2000 was filed on March 29, 2001. Pursuant to Rule 429, this Registration Statement relates to the aforesaid Registration Statement on Form N-1A.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       SALOMON BROTHERS SERIES FUNDS INC

                                   FORM N-14

                             CROSS REFERENCE SHEET

                            PURSUANT TO RULE 481(a)

Item No.                                         Heading
--------                                         -------
Part A
 1.Beginning of Registration Statement
   and Outside Front Cover Page of Prospectus... Cover Page

 2.Beginning and Outside Back Cover Page of
   Prospectus................................... Table of Contents

 3.Synopsis and Risk Factors.................... Summary; Risk Factors

 4.Information About the Transaction............ Summary; Information Relating to the Proposed
                                                 Conversion

 5.Information About the Registrant............. Summary; Information Relating to the Proposed
                                                 Reorganization; Investment Policies; Additional
                                                 Information About the Salomon Series
 6.Information About the Company Being
   Acquired..................................... Summary; Information Relating to the Proposed
                                                 Reorganization; Investment Policies; Additional
                                                 Information About the Travelers Series

 7.Voting Information........................... Summary; Information Relating to Voting Matters

 8.Interest of Certain Persons and Experts...... Information Relating to Voting Matters

 9.Additional Information Required for
   Reoffering by Persons Deemed to be
   Underwriters................................. Inapplicable

Part B
10.Cover Page................................... Statement of Additional Information; Cover Page

11.Table of Contents............................ Table of Contents

12.Additional Information....................... Statement of Additional Information

13.Additional Information About the
   Company Being Acquired....................... Inapplicable

14.Financial Statements......................... Financial Statements; Pro Forma Financial
                                                 Statements; The caption "Information about Travelers
                                                 Series in the Prospectus"

Part C

Items 15-17. Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

                                    PART A

                  CITI SHORT-TERM U.S. GOVERNMENT INCOME FUND
                             7 World Trade Center
                           New York, New York 10048

                                                                   July 20, 2001

Dear Shareholders:

   You are being asked to vote on an Agreement and Plan of Reorganization whereby substantially all of the assets and liabilities of the Citi Short-Term U.S. Government Income Fund (the "Citi Fund"), a series of CitiFunds Fixed Income Trust (the "Citi Trust"), will be transferred to the Salomon Brothers U.S. Government Income Fund (the "Salomon Fund"), a series of Salomon Brothers Series Funds Inc, in exchange for Class A shares of the Salomon Fund.

   If the Agreement and Plan of Reorganization is approved and consummated, you will no longer be a shareholder of the Citi Fund; you will become a shareholder of the Salomon Fund. You will receive Class A shares of the Salomon Fund with an aggregate net asset value equal to the aggregate net asset value of your shares in the Citi Fund.

   The Salomon Fund is advised by Salomon Brothers Asset Management Inc ("SBAM"). SBAM, like Citi Fund Management Inc. ("CFM"), the adviser of the Citi Fund, is a subsidiary of Citigroup Inc. Citigroup has proposed the reorganization of the Citi Fund into the Salomon Fund in order to eliminate duplication in the mutual fund investment advisory operations of SBAM and CFM.

   After carefully studying the merits of the proposal, the Board of Trustees of the Citi Trust, on behalf of the Citi Fund, has determined that the reorganization of the Citi Fund with the Salomon Fund will benefit the shareholders of the Citi Fund.

   The Salomon Fund will offer Citi Fund shareholders a mutual fund with investment objectives and policies that are similar to those of the Citi Fund, although there are important differences. The Trustees of the Citi Trust believe that combining the assets of the Citi Fund with the Salomon Fund could result in more efficient mutual fund operations due to economies of scale.

   The Board of Trustees of the Citi Trust believe that the proposal set forth in the notice of meeting is important and recommends that you read the enclosed materials carefully and then vote for the proposal. Please take a moment now to sign and return your proxy card(s) in the enclosed postage-paid envelope. You may also cast your vote by fax, telephone or via the internet as described in the enclosed materials. Additional information regarding voting is included with the proxy card(s) in this package.

                                             Respectfully,

                                                /s/ Heath B. McLendon
                                             Heath B. McLendon
                                             President

   We urge you to sign and return your proxy card(s) in the enclosed postage-paid envelope, or cast your vote by fax, via the internet or by telephone as described in the enclosed materials. Your vote is important regardless of the number of shares you own.

Why is the Reorganization being proposed?

   The Reorganization is being proposed because each Fund's board believes that it is in the best interest of its shareholders.

If the Reorganization is approved, what will happen?

   The Citi Fund will transfer all or substantially all of its assets and liabilities to the Salomon Fund and will receive, in exchange, Class A shares of the Salomon Fund. The Citi Fund will then be liquidated and the Class A shares of the Salomon Fund will be distributed pro rata to shareholders. After the Reorganization, you will own Class A shares of the Salomon Fund rather than shares of the Citi Fund.

What will be the effect on the investment strategies associated with my investment if the proposed changes are approved?

   The Salomon Fund has similar investment objectives and policies to those of the Citi Fund. The Citi Fund does not invest directly in securities, but instead invests all of its investable assets in the Government Income Portfolio, which has the same investment objectives and policies as the Citi Fund. The Salomon Fund will instead invest its assets directly in portfolio securities.

How will the fees and expenses associated with my investment be affected?

   The contractual (or pre-waiver) and actual (or post-waiver) total expense ratios will be the same or less for the Salomon Fund than they are for the Citi Fund.

How will my shares be affected going from a no-load family to a load family?

   Loads will be waived on the Class A shares of the Salomon Fund acquired in the Reorganization. Any applicable sales charge that would be incurred upon an exchange or redemption of these Class A shares will also be waived.

Will there be any change with respect to management of my investment?

   Yes. The Citi Fund's investment manager is Citi Fund Management Inc. ("CFM"), a wholly-owned subsidiary of Citigroup Inc. Salomon Brothers Asset Management Inc. ("SBAM") is the investment manager of the Salomon Fund, and will continue to serve as the investment manager of the Salomon Fund after the consummation of the Reorganization. SBAM is also a wholly-owned subsidiary of Citigroup Inc.

Who will be responsible for the costs of the Reorganization?

   The cost and expenses associated with the Reorganization, including costs of soliciting proxies, will be borne by Citigroup Inc. or its affiliates.

What if I do not vote or vote against the Reorganization, yet approval of the reorganization is obtained?

   You will automatically receive Class A shares of the Salomon Fund.

As a holder of shares of the Citi Fund, what do I need to do?

   Please read the enclosed Proxy Statement/Prospectus and vote. Your vote is important! Accordingly, please promptly sign, date and mail the proxy card(s) in the enclosed return envelope as soon as possible. You may also cast your vote by fax, telephone or via the internet as described in the enclosed materials.

May I attend the shareholder meeting in person?

   Yes, you may attend the Meeting in person.

                  CITI SHORT-TERM U.S. GOVERNMENT INCOME FUND
                             7 World Trade Center
                           New York, New York 10048
                           Telephone: (800) 995-0134

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

   Please take notice that a Special Meeting of Shareholders of the Citi Short-Term U.S. Government Income Fund (the "Citi Fund"), a series of CitiFunds Fixed Income Trust, will be held at the offices of Citigroup Asset Management, 7 World Trade Center, 40th Floor, Conference Room 40A, New York, New York 10048, on September 4, 2001 at 9:00 a.m., Eastern time, for the following purposes:

   ITEM 1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization that provides for and contemplates: (1) the transfer of substantially all of the assets and liabilities of the Citi Fund to the Salomon Brothers U.S. Government Income Fund (the "Salomon Fund"), a series of Salomon Brothers Series Funds Inc, solely in exchange for Class A shares of the Salomon Fund; (2) the distribution of the Class A shares of the Salomon Fund to the shareholders of the Citi Fund in liquidation of the Citi Fund; and
            (3) the termination of the Citi Fund.

   ITEM 2. To transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments thereof.

   Item 1 is described in the attached Proxy Statement/Prospectus.

   The Board of Trustees of the Citi Fund recommends that you vote in favor of
Item 1.

   If you are a shareholder of record on July 13, 2001, you are entitled to vote at the Special Meeting of Shareholders and at any adjournments thereof.

                                             ROBERT I. FRENKEL
                                             Secretary

July 20, 2001

Your vote is important. We would appreciate your promptly voting, signing and returning the enclosed proxy card(s), which will help avoid the additional expense of a second solicitation. The enclosed addressed envelope requires no postage and is provided for your convenience. You also may cast your vote by fax, via the internet or by telephone.

                          PROXY STATEMENT/PROSPECTUS

                                 July 16, 2001

                        Relating to the acquisition by
           SALOMON BROTHERS U.S. GOVERNMENT INCOME FUND, a series of
                       SALOMON BROTHERS SERIES FUNDS INC
                             7 World Trade Center
                              New York, NY 10048
                           Telephone: (800) 725-6666

                               of the assets of

           CITI SHORT-TERM U.S. GOVERNMENT INCOME FUND, a series of
                         CITIFUNDS FIXED INCOME TRUST
                             7 World Trade Center
                              New York, NY 10048
                           Telephone: (800) 995-0134

   This Proxy Statement/Prospectus is furnished to shareholders of Citi Short-Term U.S. Government Income Fund (the "Citi Fund"), a series of CitiFunds Fixed Income Trust (the "Citi Trust"), in connection with the solicitation of proxies for a Special Meeting of Shareholders of the Citi Fund at which shareholders will be asked to consider and approve an Agreement and Plan of Reorganization (the "Plan") between the Citi Trust, on behalf of the Citi Fund, and Salomon Brothers Series Funds Inc ("SBSF"), on behalf of its series, the Salomon Brothers U.S. Government Income Fund (the "Salomon Fund").

   The Plan provides that substantially all of the assets and liabilities of the Citi Fund will be transferred to the Salomon Fund. In exchange for the transfer of these assets and liabilities, the Citi Fund will receive Class A shares, with sales charges waived, of the Salomon Fund. Class A shares of the Salomon Fund so received will then be distributed to the shareholders of the Citi Fund in complete liquidation of the Citi Fund, and the Citi Fund will be terminated. As a result of these transactions (the "Reorganization"), each shareholder of the Citi Fund will receive that number of full and fractional Class A shares of the Salomon Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares of the Citi Fund held on the closing date of the Reorganization.

   The Citi Fund and Salomon Fund are each series of open-end management investment companies. The investment objectives and policies of the Salomon Fund are compared to those of the Citi Fund in this Proxy Statement/Prospectus. The investment objective of the Citi Fund is to generate current income and preserve the value of its shareholders' investment. The investment objective of the Salomon Fund is to obtain a high level of current income. The Salomon Fund and the Citi Fund each pursue their investment objectives by investing in


 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

 No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement/Prospectus and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the Citi Fund or the Salomon Fund.

debt securities and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

   Please read the enclosed materials carefully. The Salomon Fund has investment objectives and policies that are similar to those of the Citi Fund. However, certain differences in the Funds' investment policies are described under "Comparison of Investment Objectives and Policies" in this Proxy Statement/Prospectus.

   This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about the Salomon Fund that a prospective investor should know before investing. For a more detailed discussion of the investment objective, policies, restrictions and risks of the Salomon Fund, see the Prospectus for the Salomon Fund, dated April 30, 2001, as supplemented from time to time, which is included herewith and incorporated herein by reference. This Proxy Statement/Prospectus is also accompanied by the Salomon Fund's annual report to shareholders for the year ended December 31, 2000, which is incorporated herein by reference. Additional information is set forth in the Statement of Additional Information of the Salomon Fund, dated April 30, 2001, which is incorporated herein by reference. The Statement of Additional Information of the Salomon Fund is on file with the Securities and Exchange Commission and is available without charge upon request by writing or calling the Salomon Fund at the address or telephone number indicated herein.

   Additional information is set forth in (a) the Statement of Additional Information relating to this Proxy Statement/Prospectus, dated July 16, 2001,
(b) the Prospectus and Statement of Additional Information of the Citi Fund, dated May 1, 2001, and (c) the Annual Report for the fiscal year ended December 31, 2000 relating to the Citi Fund. Each of these documents is incorporated herein by reference and is on file with the Securities and Exchange Commission. You may obtain a copy of any of these documents without charge upon request by writing or calling the Citi Funds at the address or telephone number indicated herein.

   This Proxy Statement/Prospectus is expected to be first sent to shareholders on or about July 20, 2001.

                               TABLE OF CONTENTS

                                                                                  Page
-                                                                                 ----
SYNOPSIS.........................................................................    1
 Proposed Transaction............................................................    1
 Comparison of Investment Objectives and Policies................................    1
 Investment Advisory Services and Management fees................................    4
 Overall Expenses................................................................    5
 Distribution of Shares and Other Services.......................................    7
 Sales Charges, Investment Minimums, Purchase Policies and Redemption Information    8

PRINCIPAL INVESTMENTS, RISK FACTORS, AND INVESTMENT RESTRICTIONS.................   11
 Principal Investments and Risk Factors..........................................   11
 Fundamental Investment Restrictions.............................................   19
 Non-Fundamental Restrictions....................................................   19

THE PROPOSED TRANSACTION.........................................................   20
 Description of the Plan.........................................................   20
 Description of the Securities to Be Issued......................................   22
 Federal Income Tax Consequences.................................................   23
 Liquidation and Termination of the Citi Fund....................................   23
 Fund Securities.................................................................   24
 Portfolio Turnover..............................................................   24
 Pro Forma Capitalization........................................................   24
 Performance.....................................................................   24

VOTING INFORMATION...............................................................   26
 General Information.............................................................   26
 Quorum; Vote Required to Approve Proposal.......................................   26
 Outstanding Shareholders........................................................   27

ADDITIONAL INFORMATION ABOUT THE FUNDS...........................................   27

OTHER MATTERS....................................................................   28

                                   SYNOPSIS

   The following is a summary of certain information contained in this Proxy Statement/ Prospectus regarding the Citi Fund and the Salomon Fund (each, a "Fund", and collectively, the "Funds") and the proposed Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the Prospectus of the Salomon Fund, the Prospectus of the Citi Fund and the Plan, the form of which is attached to this Proxy Statement/Prospectus as Exhibit A. Shareholders of the Citi Fund should read this entire Proxy Statement/Prospectus carefully.

Proposed Transaction

   The Board of Trustees of Citi Trust, on behalf of the Citi Fund, including a majority of the Trustees who are not "interested persons" of the Citi Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Non-Interested Trustees"), approved the Plan on April 2, 2001. The Plan provides that substantially all of the assets and liabilities of the Citi Fund will be transferred to the Salomon Fund. The Citi Fund holds its assets through an underlying investment company, Government Income Portfolio (the "Citi Portfolio"). As part of the Reorganization, and prior to the transfer of assets to the Salomon Fund, the Citi Fund will receive a distribution in kind from the Citi Portfolio of the investment securities held by the Citi Portfolio on its behalf (and associated liabilities), in redemption of its interest in the Citi Portfolio, and those investment securities will be the assets transferred to the Salomon Fund. In exchange for the transfer of those assets and liabilities, the Citi Fund will receive Class A shares, with all sales charges waived, of the Salomon Fund. Class A shares of the Salomon Fund so received will then be distributed to the shareholders of the Citi Fund in complete liquidation of the Citi Fund, and the Citi Fund will be terminated. As a result of the Reorganization, each shareholder of the Citi Fund will receive that number of full and fractional Class A shares of the Salomon Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares of the Citi Fund held as of the close of business on the closing date of the Reorganization (the "Closing Date"). The Closing Date is expected to be on or about September 14, 2001 or such other date as the parties may agree in writing.

   For the reasons described below under "The Proposed Transaction-Reasons for the Proposed Transaction", the Board of Trustees of Citi Trust, on behalf of the Citi Fund, including a majority of the Non-Interested Trustees, has concluded that the Reorganization is in the best interests of the Citi Fund and its shareholders and that the interests of the existing shareholders of the Citi Fund will not be diluted as a result of the Reorganization.

   Accordingly, the Trustees recommend approval of the Plan. If the Plan is not approved, the Citi Fund will continue in existence unless other action is taken by the Trustees. Such other action may potentially include, but not be limited to, resubmission of the Plan to shareholders or maintaining the status quo.

   The Citi Fund offers Citi Shares and Class D shares. As no Class D shares are outstanding for the Citi Fund, references to Citi Fund shares throughout this Proxy Statement/Prospectus refer only to the Citi Shares and not Class D shares.

   Although the Salomon Fund offers Class A, Class B, Class 2 and Class O shares, only Class A shares of the Salomon Fund will be exchanged for shares of the Citi Fund. For purposes of this Proxy Statement/Prospectus, unless otherwise indicated, references to the Salomon Fund and its shares refer only to Class A shares of the Salomon Fund.

Comparison of Investment Objectives and Policies

Investment Objectives

   The investment objective of the Citi Fund is to generate current income and preserve the value of its shareholders' investment. The investment objective of the Citi Fund may be changed by the Trustees of Citi

Trust without shareholder approval, but the shareholders will be given written notice at least 30 days before any change is implemented.

   The investment objective of the Salomon Fund is to obtain a high level of current income. The Salomon Fund invests under normal circumstances 100% of its assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The investment objective of the Salomon Fund may not be changed without shareholder approval.

   Please note that although the Funds' investment objectives are similar, there are differences in the Funds' investment policies and the manner in which the Funds seek to achieve their goals. These differences are discussed in more detail below.

Investment Structure

   The Citi Fund does not invest directly in securities, but instead invests all of its investable assets in the Citi Portfolio, which has the same investment objectives and policies as the Citi Fund. The Citi Portfolio buys, holds and sells securities in accordance with these goals and strategies. Unless otherwise indicated, references to Citi Fund in this Proxy Statement/Prospectus include the Citi Portfolio. The Citi Fund may stop investing in the Citi Portfolio at any time, and will do so if the Citi Fund's Trustees believe that to be in the best interests of the Citi Fund's shareholders. The Citi Fund could then invest in another mutual fund or pooled investment vehicle or invest directly in securities.

   The Salomon Fund does not make investments through an underlying fund, but directly invests in securities.

Investment Policies

   U.S. Government Securities. The Citi Fund invests in securities that are backed by the full faith and credit of the United States. The Citi Fund invests in U.S. Treasury bills, notes and bonds, and obligations issued or guaranteed by U.S. government agencies or instrumentalities, including mortgage-backed securities guaranteed by the Government National Mortgage Association ("GNMA"), as long as the timely payment of interest and principal is backed by the U.S. government.

   The Citi Fund is permitted to invest in bonds with any maturity. However, the Citi Fund's dollar-weighted average maturity is normally expected to be three years or less.

   Under normal circumstances, the Salomon Fund invests 100% of its assets in debt securities and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Salomon Fund may also invest in private pools of mortgages the payment of principal and interest of which is guaranteed by the U.S. government, its agencies or instrumentalities. Agency and instrumentality securities may be backed by the full faith and credit of the U.S. Treasury, by the right of the issuer to borrow from the U.S. government or only by the credit of the issuer itself.

   The Salomon Fund is permitted to invest in securities of any maturity or effective duration. However, the Salomon Fund currently expects that it will maintain an average portfolio effective duration of two to four years.

   See "Principal Investments, Risk Factors and Investment Restrictions" herein for more information on the risks of fixed income securities, U.S. government securities and other types of assets the Funds can purchase.

   Illiquid Investments. Each Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. These securities are known as illiquid securities. The Citi Fund will not invest more than 15% of the value of its net assets in illiquid securities. The Salomon Fund will not invest more than 15% of its total assets in illiquid securities.

   Mortgage Dollar Rolls. The Salomon Fund may enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Fund sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages.

   The Citi Fund does not enter into mortgage dollar roll transactions.

   See "Principal Investments, Risk Factors and Investment Restrictions" below for more information on the risks of mortgage dollar rolls.

   Derivative Securities. Both Funds may use derivative instruments, including financial futures and options on futures contracts, in order to protect (or "hedge") against changes in the prices of securities held or to be bought, or changes in interest rates, or to manage the maturity or duration of fixed income securities. Both Funds may also invest in derivatives for non-hedging purposes to achieve their investment objective in amounts permitted by the rules and regulations promulgated by the Commodity Futures Trade Commission ("CFTC").

   In addition to compliance with CFTC rules and regulations, the Citi Fund will not enter into a futures contract other than for bona fide hedging purposes if, immediately thereafter, the amount of initial margin deposits on all the futures contracts held by the Citi Fund would exceed approximately 5% of its net assets. The aggregate market value of the futures contracts held by the Citi Fund will not generally exceed 50% of the market value of its total assets (excluding its futures contracts). In addition, an amount of cash or liquid securities will be maintained by the Citi Fund in a segregated account so that the amount so segregated, plus the applicable margin held on deposit, will be approximately equal to the amount necessary to satisfy the Citi Fund's obligations under the futures contract.

   In comparison, the Salomon Fund may enter into futures contracts and options on futures contracts for purposes other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of its portfolio, after taking into account unrealized profits and losses on existing contracts.

   See "Principal Investments, Risk Factors and Investment Restrictions" herein for more information on the risks of future contracts.

   Defensive Strategies. The Citi Fund may, from time to time, take temporary defensive positions in attempting to respond to adverse market, political or other conditions. In such circumstances, the Citi Fund may invest without limit in money market instruments and other very short-term instruments, as long as the instruments purchased are backed by the full faith and credit of the United States.

   The Salomon Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities.

Management Style and Security Selection Process

   CFM's core focus in the management of investments of the Citi Fund is buying and selling U.S. Government obligations and entering into repurchase agreements covering such obligations, as well as by holding selected obligations to maturity. In managing the Citi Fund, CFM seeks to maximize the return for the Fund by taking advantage of market developments and yield disparities, which may include use of the following strategies:

    . shortening the average maturity of the Fund's securities in anticipation of a rise in interest rates so as to minimize depreciation of principal;

    . lengthening the average maturity of the Fund's securities in anticipation of a decline in interest rates so as to maximize appreciation of principal;

    . selling one type of U.S. Government obligation (e.g., Treasury bonds) and buying another (e.g., GNMA direct pass-through certificates) when disparities arise in the relative values of each; and

    . changing from one U.S. Government obligation to an essentially similar U.S. Government obligation when their respective yields are distorted due to market factors.

   In managing the Salomon Fund, the investment manager, Salomon Brothers Asset Management Inc. ("SBAM") focuses on identifying undervalued sectors and securities, and specifically:

    . monitors the spread between U.S. Treasury and Government agency or instrumentality issuers and purchases agency and instrumentality issues which it believes will provide a total return advantage;

    . determines sector or maturity weightings based on intermediate and long-term assessments of the economic environment and relative value factors based on interest rate outlook;

    . uses research to uncover inefficient sectors of the government and mortgage markets and adjusts portfolio positions to take advantage of new information;

    . measures the potential impact of supply/demand imbalances, yield curve shifts and changing prepayment patterns to identify individual securities that balance potential return and risk.

Investment Advisory Services and Management Fees

   The Citi Fund's investment manager is CFM, a wholly-owned subsidiary of Citigroup Inc., established to take over the investment advisory operations of Citibank, N.A.

   SBAM is the investment manager of the Salomon Fund, and will continue to serve as the investment manager of the Salomon Fund after the consummation of the Reorganization. Together with its affiliates, SBAM provides investment advisory services to various individuals located throughout the world. SBAM is a wholly-owned subsidiary of Citigroup Inc.

   Denise Guetta has served as manager of the Citi Fund since April 1997. Ms. Guetta is a Vice President and a Senior Portfolio Manager responsible for managing institutional liquidity and short-duration portfolios.

   Roger Lavan has served as portfolio manager of the Salomon Fund since its inception and will continue to be the portfolio manager after consummation of the Reorganization. Mr. Lavan is a managing director of SBAM.

   The Citi Fund pays an aggregate management fee, which is computed daily and paid monthly, at an annual rate equal to 0.35% of the Citi Portfolio's average daily net assets on an annualized basis for the Citi Portfolio's then-current fiscal year. For the fiscal years ended December 31, 1998, 1999 and 2000, the fees paid to Citibank, N.A., the former investment adviser to the Citi Portfolio, under a prior advisory agreement were $235,934, $228,067 and $181,413, respectively.

   As compensation for its services, SBAM receives on behalf of the Salomon Fund a monthly management fee, at an annual rate based upon the average daily net assets of the Salomon Fund equal to 0.60%. For the fiscal years ended December 31, 1998, 1999 and 2000, the fees paid to SBAM on behalf of the Salomon Fund were $117,976, $185,197 and $159,390, respectively.

   For a comparison of the total annual operating expenses, both before and after waivers, of the Citi Fund and the Salomon Fund, please review the expense tables under "Overall Expenses" herein.

Overall Expenses

   Although the Salomon Fund offers Class A, Class B, Class 2 and Class O shares, only Class A shares of the Salomon Fund will be exchanged for shares in the Citi Fund. As previously indicated under "Synopsis", unless otherwise indicated, references to shares of the Salomon Fund (including references to fees and expenses) refer only to Class A shares of the Salomon Fund.

   The total annual operating expenses as a percentage of average net assets for the Salomon Fund, as determined for the Fund's most recent fiscal year, were lower than the total annual operating expenses of the Citi Fund for its most recent fiscal year if waivers and reimbursements by both Funds' service providers, which can be terminated at any time, are not taken into account.

   After taking into account waivers and reimbursements by both Funds' service providers, the total annual operating expenses for the Salomon Fund were 0.04% higher than the total annual operating expenses of the Citi Fund for the Funds' most recent fiscal year.

   Further information about the expenses of the Citi Fund and the Salomon Fund for their fiscal years ended December 31, 2000 respectively, and pro forma expenses following the proposed Reorganization are outlined in the tables herein.

                                                                                    Pro Forma
                                                                      Salomon       Salomon
                                                      Citi Short-Term Brothers U.S. Brothers U.S.
                                                      U.S. Government Government    Government
                                                      Income          Income         Income
                                                           ----           ----          ----
SHAREHOLDER FEES
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases/1/.. None            4.75%         4.75%/2/
Maximum Deferred Sales Charge (Load)................. None            None          None

ANNUAL FUND OPERATING EXPENSES/3/
Expenses That Are Deducted From Fund Assets
Management Fees/4/................................... 0.65%           0.65%         0.65%
Distribution and service (12b-1) Fees/5/............. 0.25%           0.25%         0.25%
Other Expenses (administrative, shareholder servicing
  and other expenses)................................ 0.73%           0.70%         0.70%

Total Annual Fund Operating Expenses/6/.............. 1.63%           1.60%         1.60%

--------
/1/ Class A shares of the Salomon Fund purchased in amounts of $50,000 or more have a lower sales charge. Purchase of Class A shares of the Salomon Fund equal to or greater than $1,000,000 have no sales charge, provided that a deferred sales charge of 1.00% shall be due if such are redeemed within 12 months of their purchase.
/2/ The Sales Charge (Load) is waived on Class A shares of the Salomon Fund received pursuant to the Reorganization; also, any applicable sales charge that would be incurred upon an exchange or redemption of these Class A shares will also be waived.
/3/ Because the manager of each Fund voluntarily agreed to waive a portion of its fee and reimbursed certain expenses for the fiscal year ended December 31, 2000, the actual total annual fund operating expenses for the Citi Fund were 0.80% and for Class A shares of the Salomon Fund were 0.84%. The manager of either Fund may discontinue its waiver or reimbursement at any time.
/4/ Includes .60% management fee and .05% administration fee for the Salomon
  Fund and .35% management fee and .25% administration fee relating to the Citi Fund and .05% administration fee relating to the Citi Portfolio.
/5/ Class A shares of the Salomon Fund have only a 0.25% service fee.
/6/ The Citi Fund invests in securities through an underlying mutual fund, Citi
  Portfolio. This table reflects the expenses of the Citi Fund and the Citi Portfolio.

   This example is intended to help you compare the cost of investing in each of the Funds. The example assumes that:

    .  you invest $10,000 in each Fund for the time periods indicated;

    .  you reinvest all dividends;

    .  you then sell all of your shares at the end of those periods;

    . your investment has a 5% return each year--the assumption of a 5% return is required by the SEC for the purposes of this example and is not a prediction of each Fund's performance; and

    . each Fund's annual operating expenses as shown in the table (before waivers and reimbursements) remain the same.

   Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                   1                     10
                                                  Year 3 Years 5 Years Years
                                                  ----  ----   ------  ------
Citi Short-Term U.S. Government Income........... $166 $514    $  887  $1,933
Salomon Brothers U.S. Government Income.......... $630 $956    $1,304  $2,285
Pro Forma Salomon Brothers U.S. Government Income $630 $956    $1,304  $2,285

Distribution of Shares and Other Services

Distributor

   Salomon Smith Barney Inc. ("SSB") serves as both Funds' distributor pursuant to distribution agreements with Citi Trust and SBSF with respect to each class of shares of each applicable Fund.

   Each of the Fund's shares are continuously sold by SSB.

   Pursuant to Rule 12b-1 promulgated under the 1940 Act, both the Citi Fund's Citi Shares and the Salomon Fund's Class A shares have adopted Rule 12b-1 plans. Under the plans, Citi Fund shareholders pay distribution and service fees, Class A shareholders of Salomon Fund pay only service fees. Although the Citi Fund plan provides that the Fund may pay a distribution fee at an annual rate not to exceed 0.15% of the Fund's average daily net assets, the Citi Fund plan also permits the Citi Shares of the Fund to pay an additional fee not in excess of 0.05% of the average daily net assets of the Citi Shares of the Fund in anticipation of or as reimbursement for print or electronic media advertising expenses incurred in connection with the sale of Citi Shares. Under the Salomon Fund plan, the Salomon Fund pays an annual service fee to SSB of 0.25% of the value of the average daily net assets of the Salomon Fund. See "Overall Expenses" above for a comparison of the total fees for the Citi Fund and the Salomon Fund.

Administrator

   Smith Barney Fund Management LLC ("SBFM"), an affiliate of SBAM, serves as administrator for the Salomon Fund. For its services as administrator, the Salomon Fund pays SBFM a fee at an annual rate of 0.05% of the Fund's average daily net assets.

   CFM has entered into administrative services agreements with the Citi Trust and the Citi Portfolio. The fees payable to CFM under these agreements are 0.25% of the average daily net assets of the Citi Fund, and 0.05% of the average daily net assets of the Citi Portfolio.

   See "Overall Expenses" herein for a comparison of the total fees for the Citi Fund and the Salomon Fund.

Other Service Providers

   As indicated below, the Citi Fund and the Salomon Fund generally have different service providers. Upon completion of the Reorganization, the Salomon Fund will continue to engage its existing service providers. In all cases, the types of services provided to the Funds under these service arrangements are substantially similar.

 Service Provider           Salomon Fund                    Citi Fund
-------------------------------------------------------------------------------
Custodian          PNC Bank, N.A.                  State Street Bank and Trust
                                                   Company
-------------------------------------------------------------------------------
Auditors           PricewaterhouseCoopers LLP      PricewaterhouseCoopers
                                                   LLP
-------------------------------------------------------------------------------
Transfer Agent     PFPC Global Fund Services, Inc. Citi Fiduciary Trust
                                                   Company
-------------------------------------------------------------------------------
Sub-Transfer Agent N/A                             Boston Financial Data
                                                   Services

Sales Charges, Investment Minimums, Purchase Policies and Redemption
Information

Sales charges

   Class A shares of the Salomon Fund are sold at net asset value plus a front-end sales charge. There will be no sales load charged to shareholders of the Citi Fund when they receive Class A shares of the Salomon Fund in the Reorganization. See "Overall Expenses" for tables comparing sales charge and other expenses of the Funds.

   Purchases of shares of the Citi Fund do not have a front-end sales charge. You do not pay an initial sales charge when you buy $1 million or more of Class A shares of the Salomon Fund, but if you redeem these Class A shares within one year of purchase you will pay a deferred sales charge of 1%. The deferred sales charge, if applicable will be waived in connection with Class A shares of the Salomon Fund received in the Reorganization.

   The Salomon Fund has established policies, including rights of accumulation and letter of intent privileges, waiving the Class A initial sales charge for certain classes of investors under certain circumstances. Shareholders who wish to make purchases of Class A shares of the Salomon Fund after the Reorganization should review the Prospectus of the Salomon Fund for additional information about these waivers. As stated herein, the Salomon Fund will not impose any initial sales charge on the Class A shares of the Salomon Fund that Citi Fund shareholders receive in the Reorganization.

Purchase Policies

   You may purchase shares of each Fund through its transfer agent by completing a purchase application. Shares of each Fund may also be purchased from selected dealers in accordance with procedures established by the dealer.

Investment Minimums

   The Citi Fund offers Citi Shares and Class D shares. As no Class D shares are outstanding for the Citi Fund, references to Citi Fund shares throughout this Proxy Statement/Prospectus refer only to the Citi Shares and not

Class D shares. Minimum initial investment amounts vary depending on the nature of your investment account. Your account balance with the Citi Fund may be subject to a $500 minimum.

   Your investment in the Salomon Fund may also be subject to minimum initial investment amounts depending upon the nature of your investment account. The minimum investment amounts for Class A shares in the Salomon Fund are set forth below:

                                                                Initial    Additional
                                                                Investment Investments
---------------------------------------------------------------------------------------
General                                                         $250       $50
---------------------------------------------------------------------------------------
Individual Retirement Accounts, Self Employed Retirement Plans,
  Uniform Gift to Minor Accounts                                $ 50       $50
---------------------------------------------------------------------------------------
Qualified Retirement Plans                                      $ 50       $50
---------------------------------------------------------------------------------------
Monthly Systematic Investment Plans                             $ 25       $25
---------------------------------------------------------------------------------------
Pre-authorized Check Plan                                       $ 25       $25

Redemptions

   Shares of the Citi Fund and the Salomon Fund are redeemable on any business day at a price equal to the net asset value of the shares the next time it is calculated after receipt of a redemption request in good order. Each Fund has the right to pay redemption proceeds by distributing securities instead of cash. In that case, a shareholder may incur costs (such as brokerage commissions) converting the securities into cash.

Dividends and Other Distributions

   Both Funds have the similar policy relating to dividends and capital gain distributions to shareholders. The Funds pay dividends and distribute capital gains, if any, according to the following schedule:

---------------------------------------------------------------------------------------------
                                                               Income Dividend Capital Gain
                  Fund                      Dividends Declared Distributions   Distributions
---------------------------------------------------------------------------------------------
  Citi Short-Term U.S. Government Income    Daily              Monthly         Semi-annually
---------------------------------------------------------------------------------------------
  Salomon Brothers U.S. Government Income   Daily              Monthly         Annually
---------------------------------------------------------------------------------------------

   Each Fund may also make additional distributions to shareholders to the extent necessary to avoid the application of a federal tax. For each Fund, capital gain distributions and dividends are reinvested in additional Fund shares of the same class that you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternately, you can, in the case of each Fund, have your distributions and/or dividends paid in cash.

   On or immediately prior to the Closing Date of the Reorganization, the Citi Fund will distribute (in the form of one or more dividends and/or other distributions) to its shareholders substantially all of its investment company taxable income and realized net capital gain, if any, for the current taxable year through the date of such distribution or dividend. Such distributions or dividends will automatically be reinvested in the manner described above. Between the Closing Date and the end of its current taxable year, it is expected that the Salomon Fund will make one or more similar distributions to its shareholders, including the former Citi Fund shareholders who receive shares of the Salomon Fund in the Reorganization. To the extent that the Salomon Fund's distribution includes net capital gain accumulated by the Salomon Fund prior to the Closing Date, the former Citi Fund shareholders receiving the distribution will effectively receive a return of a portion of their capital investment in the Salomon Fund in the form of a taxable dividend.

Tax Consequences

   The Citi Fund and the Salomon Fund will each receive an opinion of Bingham Dana LLP in connection with the Reorganization to the effect that, based upon certain facts, assumptions and representations: (i) the distribution of investment securities from the Citi Portfolio in redemption of the Citi Fund's interest in the Citi Portfolio will not result in the recognition of gain or loss by the Citi Fund for federal income tax purposes, although the Citi Fund will recognize gain to the extent that any cash distributed by the Citi Portfolio exceeds the Citi Fund's basis in the Citi Portfolio, and (ii) the transfer of substantially all of the assets and liabilities of the Citi Fund to the Salomon Fund solely in exchange for voting stock of the Salomon Fund, followed by the distribution of such shares in complete liquidation of the Citi Fund, will constitute a reorganization within the meaning of section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes such a reorganization, no gain or loss will be recognized by the Citi Fund or its shareholders as a direct result of the Reorganization. See "The Proposed Transaction - Federal Income Tax Consequences".

       PRINCIPAL INVESTMENTS, RISK FACTORS, AND INVESTMENT RESTRICTIONS

Principal Investments and Risk Factors

   The investment objectives and policies and risk factors of the Citi Fund are similar to those of the Salomon Fund. There are, however, some differences. The following discussion summarizes some of the more significant similarities and differences in the investment policies and risk factors of the Citi Fund and the Salomon Fund and is qualified in its entirety by the Prospectuses and Statements of Additional Information of the Citi Fund and the Salomon Fund incorporated herein by reference.


                                         Principal Investment and Accompanying Risk Factors

------------------------------------------------------------------------------------------------------------
 Both Funds:            U.S. Government Securities: Both the Citi Fund and the Salomon Fund invest in securities issued or guaranteed by U.S. government agencies and instrumentalities.
 The Citi Fund may
 only invest in         .U.S. government securities include obligations that are supported by: (a) the
 obligations issued or   full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates
 guaranteed by the       of the Government National Mortgage Association ("Ginnie Maes")); (b) the
 U.S. government if      limited authority of the issuer or guarantor to borrow from the U.S. Treasury
 they are backed by      (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the
 the full faith and      issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage
 credit of the U.S.      Corporation ("Freddie Macs")). In the case of obligations not backed by the
 government.             full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.
 The Salomon Fund
 may invest in          .When and if available, U.S. government obligations may be purchased at a
 obligations issued or   discount from face value. However, neither Fund intends for these securities to
 guaranteed by the       be held to maturity for the purpose of achieving potential capital gains, unless
 U.S. government         current yields on these securities remain attractive
 that are backed by
 the credit of the      .Although U.S. government obligations that are purchased for each of the Citi
 issuer rather than      Fund and the Salomon Fund may be backed, as to the timely payment of
 the full faith and      interest and principal, by the full faith and credit of the U.S. government,
 credit of the U.S.      shares of neither Fund are insured or guaranteed by the U.S. Government or its
 government.             agencies, authorities or instrumentalities.

                        The Salomon Fund may invest in obligations issued or guaranteed by the U.S.
                        government but that are not backed by the full faith and credit of the U.S.
                        government. Your risk will increase with an investment in the Salomon Fund.

                        .
------------------------------------------------------------------------------------------------------------

 Both Funds  Fixed Income Securities: Both the Citi Fund and the Salomon Fund invest in fixed income securities.

             .The prices of securities may rise or fall due to changing economic, political or market conditions, or due to an issuer's individual situation.

             .Interest rates may increase, causing the prices of fixed income securities to decline, thereby reducing the value of a Fund's portfolio. An increase in interest rates also could cause a Fund's share price to go down. Longer-term obligations are usually more sensitive to interest rate changes. This is known as interest rate risk.

             .If interest rates decline, the amount of income paid to you by a Fund as dividends may also decline. This is known as income risk.

             .Some issuers may not make payments of principal and/or interest on debt securities held by a Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for the Fund to sell. Lower quality debt securities are more susceptible to these problems than higher quality obligations.

             .As interest rates decline, the issuers of fixed income securities held by a Fund may pay principal earlier than scheduled or exercise a right to call the securities. A Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund, and the Fund may lose any premium paid. A
              Fund would also lose the benefit of falling interest rates on the price of the repaid bond. This is known as prepayment risk. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise.

             .Rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and a Fund's share price more volatile. This is known as extension risk.

             .The portfolio manager's judgment about interest rates or the attractiveness, value or income potential of a particular security may prove incorrect. In that case, you may lose money, or your investment may not do as well as an investment in another mutual fund.


 Both Funds:           Mortgage-backed Securities Guaranteed by Agencies or Instrumentalities of
                       the U.S. Government:
 The Citi Fund may
 invest in mortgage-   .Each Fund may purchase mortgage-backed securities, which are securities
 backed securities      representing interests in pools of mortgage loans. Mortgage-backed securities
 only if they are       are issued by lenders such as mortgage backers, commercial banks and savings
 backed by the full     and loan associations. Mortgage-backed securities generally provide monthly
 faith and credit of    payments which are, in effect, a "pass-through" of the monthly interest and
 the U.S. government.   principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Principal repayments result from the
 The Salomon Fund       sale of the underlying property or the refinancing or foreclosure of the
 may invest in          underlying mortgages.
 mortgage-backed
 securities issued or  .The yield of the mortgage securities is based on the prepayment rates
 guaranteed by          experienced over the life of the security. Prepayments tend to increase during
 agencies or            periods of falling interest rates, while during periods of rising interest rates
 instrumentalities of   prepayments will most likely decline.
 the U.S. government
 that are supported    .Reinvestment by the Funds of scheduled principal payments and unscheduled
 by their own credit    prepayments may occur at higher or lower rates than the original investment,
 but may not be         thus affecting the yield of the Funds. Monthly interest payments received by
 backed by the full     the Funds have a compounding effect which will increase yield to shareholders
 faith and credit of    as compared to debt obligations that pay interest semi-annually.
 the U.S. government.
                       .Even if the U.S. government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of a mortgage-backed security is not insured and may be subject to market volatility.

                       The Salomon Fund may invest in mortgage-backed securities that are issued by U.S.
                       government agencies and instrumentalities but that are not backed by the full faith and credit of the U.S. government. The Citi Fund requires that such securities be backed by the full faith and credit of the U.S. government. Therefore, your risk will increase with an investment in the Salomon Fund.

------------------------------------------------------------------------------------------------------------

 Both Funds             Collateralized Mortgage Obligations:

 The Citi Fund may      .Each Fund may invest in collateralized mortgage obligations ("CMOs"). CMOs
 invest in CMOs as       are debt obligations collateralized by mortgage loans or mortgage pass-through
 long as they are        securities ("Mortgage Assets").
 backed by the full
 faith and credit of    .Principal prepayments on the Mortgage Assets may cause the CMOs to be
 the U.S. government.    retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium of any has been paid.
 The Salomon Fund        Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or
 limits its investment   semi-annual basis. The principal of and interest on the Mortgage Assets may be
 in CMOs to those        allocated between the several classes of a series of a CMO in various ways. In a
 issued or guaranteed    common structure, payments of principal, including any principal prepayments,
 by agencies or          on the Mortgage Assets are applied to the classes of the series of CMO in the
 instrumentalities of    order of their respective stated maturities or final distribution dates, so that no
 the U.S. government.    payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

                        The Salomon Fund may invest in CMOs that are not backed by the full faith and credit of the U.S. government. The Citi Fund requires that such securities by backed by the full faith and credit of the U.S. government. Therefore, your risk will increase with an investment in the Salomon Fund.

---------------------------------------------------------------------------------------------------------------

 Salomon Fund Mortgage Dollar Rolls

             .The Salomon Fund may enter into mortgage "dollar rolls" in which it sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the
              Fund foregoes principal and interest paid on the mortgage-backed securities.
              The Fund is compensated by the difference between the current sales price and the lower forward price for future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. At the time the Fund enters into a mortgage "dollar roll," it will establish a segregated account with its custodian bank in which it will maintain cash, U.S.
              government securities or other liquid assets equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings.

             .Mortgage dollar rolls involve the risk that the market value of the securities the
              Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

             The Citi Fund may not invest in mortgage dollar rolls and is thus not subject to the risks associated with this type of investment.

--------------------------------------------------------------------------------------------------
 Both Funds  Repurchase Agreements

             .Both Funds may invest in repurchase agreements collateralized by securities in which the Funds may otherwise invest. Repurchase agreements are agreements by which the Funds purchase a security and simultaneously commit to resell that security to the seller (which is usually a member bank of the U.S. Federal
              Reserve System or a member firm of the New York Stock Exchange) at an agreed-upon date within a number of days (frequently overnight and usually not more than seven days) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or maturity of the purchased security. The seller's repurchase obligation is secured by the value of the underlying security, usually
              U.S. government or government agency issues. Under the 1940 Act, repurchase agreements may be considered to be loans by the buyer.

             .The Funds' risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although the Funds may incur costs in liquidating the collateral and in some cases may not be permitted to liquidate this collateral.


 Both Funds    Reverse Repurchase Agreements

               .Both Funds may invest in reverse repurchase agreements subject to their restrictions on borrowing. Reverse repurchase agreements involve the sale of securities held by the Fund and the agreement by the Fund to repurchase the securities at an agreed-upon price, date and interest payment. When either Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be segregated. The segregation of assets could impair a Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing by the Funds. In the event of the bankruptcy of the other party to a reverse repurchase agreement, the Funds could experience delays in recovering the securities sold. To the extent that, in the meantime, the value of the securities sold has changed, the Funds could experience a loss.

-----------------------------------------------------------------------------------------------------
 Salomon Fund  Asset-Backed Securities

               .The Salomon Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purposes entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

               .Asset-backed securities present certain risks that are, generally, related to limited interests, if any, in related collateral.

               The Citi Fund may not invest in asset-backed securities and is thus not subject to the risks associated with this type of investment.


 Both Funds  Futures Contracts:

             .Both Funds may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies, options on these futures;
              forward currency contracts; and interest rate or currency swaps. The Funds do not use derivatives as a primary investment technique and generally limit their use to hedging against the economic impact of adverse changes in the market value of their portfolio securities, due to changes in stock market prices, currency exchange rates or interest rates. However, the Funds may use derivatives for any of the following purposes:

                    .against the economic impact of adverse changes in the market value of their portfolios, their securities, due to changes in stock market prices, currency exchange rates or interest rates;

                    .as a substitute for buying or selling securities; or

                    .to enhance the Fund's return as a non-hedging strategy that may be considered speculative.

             .A derivative contract will obligate or entitle a Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a Fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a Fund less liquid and harder to value, especially in declining markets.

--------------------------------------------------------------------------------------------------
 Both Funds  Short Sales:

             .The Citi Fund may engage in short sales, and the Salomon Fund may only engage in short sales in connection with futures contracts or forward contracts.
              A short sale occurs when the Fund's portfolio manager, anticipating that the price of a security will decline, enters into an agreement to sell the security even though the Fund does not own it. The Fund will then borrow the same security from a broker or other institution in order to complete the sale. The
              Fund must later purchase the security in order to return the security borrowed.
              If the portfolio manager has predicted accurately, the price at which the Fund buys the security will be less than the price at which the Fund earlier sold the security, creating a profit for the Fund. However, if the price of the security goes up during this period, the Fund will be forced to buy the security for more than its sale price, causing a loss to the Fund. Losses from short sales may be unlimited.


 Both Funds  .The Citi Fund may engage in short sales "against the box." The Citi Fund's manager does not expect that more than 40% of the Fund's total assets would be involved in short sales against the box. The Fund's manager does not currently intend to engage in such sales. A short sale is "against the box" to the extent that the Fund owns or has the right to obtain at no added cost securities identical to those sold short.

             .The Citi Fund may only make a short sale against the box as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount the Fund owns. There are certain additional transaction costs associated with short sales against the box, but the
              Fund endeavors to offset these costs with the income from the investment of the cash proceeds of short sales.

----------------------------------------------------------------------------------------------------
 Both Funds  Securities Lending

             .Consistent with applicable regulatory requirements and in order to generate income, the Funds may lend their securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York
              Stock Exchange. Loans of securities are secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned.
              The cash collateral is invested in high quality short-term instruments. Either party has the right to call a loan at any time on customary industry settlement notice (which is not usually exceed three business days).

             .As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. In addition, a
              Fund could suffer a loss if the borrower terminates the loan and the Fund is forced to liquidate investments in order to return the cash collateral to the buyer.

             The Citi Fund may lend securities as long as the loans do not exceed 30% of the Citi
             Fund's or the Citi Portfolio's total assets. The Salomon Fund may lend securities as long as the loans do not exceed one-third (33%) of the Fund's total assets.


Both Funds Portfolio Turnover:

           Each Fund may engage in active and frequent trading to achieve its principal investment strategies. The sale of securities may produce capital gains, which, when distributed, are taxable to shareholders. Frequent trading may also increase the amount of commissions or mark-ups a Fund pays to brokers or dealers when it buys and sells securities.


   The foregoing describes the principal investments and related risks of each Fund. Each Fund may invest in additional types of investments and may be subject to additional risk factors that are described in the Statement of Additional Information of that Fund. Certain of these investments and related risk factors may differ for each Fund. For a further description of these investments and related risks, please consult the Statement of Additional Information of the applicable Fund.

Fundamental Investment Restrictions

   Each Fund has adopted certain fundamental investment limitations that may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund. The fundamental investment restrictions of the Funds are, in general, similar. These fundamental restrictions limit the amounts that the Funds may borrow and prohibit the Funds from engaging in certain types of investments: from investing more than 25% of the Fund's total assets in securities of issuers in the same industry (with certain exceptions) (the Citi Fund only), from issuing "senior securities" (as defined in the 1940 Act) to the extent prohibited by the 1940 Act, from purchasing or selling real estate, commodities or commodity contracts (with certain exceptions), from making loans (subject to certain exceptions), from purchasing the securities of other investment companies (subject to certain exceptions) (the Salomon Fund only), from purchasing securities on margin (the Citi Fund only, subject to certain exceptions), from investing in oil, gas or mineral interests (the Citi Fund only), from writing, purchasing or selling any put or call option (the City Fund only, subject to certain exceptions), from purchasing securities of an issuer which purchase would cause the Fund to hold more than 10% of the issuer's securities (the Citi Fund only), from purchasing securities of an issuer which purchase would cause 5% or more of the Fund's assets to be invested in such issuer (the Citi Fund only), from making short sales (the Citi Fund only, subject to certain restrictions), from underwriting securities issued by other persons, from investing in obligations other than those that are backed by the full faith and credit of the U.S. government (Citi Fund only, subject to certain exceptions) and from purchasing or selling commodities or commodity contracts (the Salomon Fund only, subject to certain exceptions).

   Although the investment restrictions of each Fund are similar to those of the other, the parameters of the restrictions may be different between the Funds.

Non-Fundamental Restrictions

   In addition to the fundamental restrictions described above, each of the Funds is subject to certain non-fundamental restrictions that may be changed at any time by that Fund's Board of Directors or Board of Trustees, as applicable, without shareholder approval.

   The non-fundamental restriction of the Citi Fund provides that the Fund may not invest more than 15% of its net assets (taken at market value) in securities for which there is no readily available market.

   The Salomon Fund's non-fundamental restrictions provide that the Salomon Fund may not: purchase securities on margin (with certain exceptions); sell securities short (except for short positions in a futures contract or a forward contract); purchase or retain securities of an issuer if one or more persons affiliated with the Fund beneficially owns more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons owning 1/2 of 1% together own more than 5% of such securities; invest in oil, gas and other mineral leases; invest in an issuer if the investment would give the Fund more than a 5% interest in the issuer; purchase privately placed securities other than Rule 144A Securities (with certain exceptions); invest more than 5% of its total assets in unseasoned issuers (with certain exceptions); purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof its aggregate investment in these securities would exceed 5% of its total assets or invest in warrants if such investments would exceed 5% of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants not listed on the American Stock Exchange or New York Stock Exchange; or invest for the purpose of exercising control over the management of any company.

   For additional information, you should consult the Statement of Additional Information of the applicable Fund.

                           THE PROPOSED TRANSACTION

Description of the Plan

   As described above, the Plan provides that the Citi Fund will receive a distribution of investment securities from the Citi Portfolio and that, immediately thereafter, substantially all of the assets and liabilities of the Citi Fund will be transferred to the Salomon Fund. In exchange for the transfer of those assets and liabilities, the Citi Fund will receive Class A shares of the Salomon Fund. Class A shares of the Salomon Fund so received will then be distributed to the shareholders of the Citi Fund in complete liquidation of the Citi Fund, and the Citi Fund will be terminated. The Sales Charge (Load) is waived on Class A shares of the Salomon Fund received pursuant to the Reorganization; also, any applicable sales charge that would be incurred upon an exchange or redemption of these shares will also be waived.

   As a result of the Reorganization, each shareholder of the Citi Fund will receive that number of full and fractional Class A shares of the Salomon Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares of the Citi Fund held on the Closing Date. The Salomon Fund will establish an account for each Citi Fund shareholder that will reflect the number of Class A shares of the Salomon Fund distributed to that shareholder. The Salomon Fund's Class A shares issued in the Reorganization will be in uncertificated form.

   Until the closing of the Reorganization, shareholders of the Citi Fund will, of course, continue to be able to redeem their shares at the net asset value next determined after receipt by the Citi Fund's transfer agent of a redemption request in proper form. Redemption requests received by the transfer agent after the closing of the Reorganization will be treated as requests received for the redemption of Class A shares of the Salomon Fund.

   The obligations of the Citi Fund and the Salomon Fund under the Plan are subject to various conditions, as stated therein. Among other things, the Plan requires that all filings be made with, and all authority be received from, the Securities and Exchange Commission and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. The Citi Fund and the Salomon Fund are in the process of making the necessary filings. The Reorganization is also subject to the receipt of any necessary exemptive relief or no-action assurances requested from the Securities and Exchange Commission or its staff with respect to Section 17(a) of the 1940 Act.

   To provide against unforeseen events, the Plan may be terminated prior to the Closing Date by action of the Trustees or Directors, as applicable, of either the Citi Fund or the Salomon Fund or amended prior to the Closing Date by the Trustees or Directors, as applicable, of the Citi Fund and the Salomon Fund, in each case notwithstanding the approval of the Plan by the shareholders of the Citi Fund. However, no amendment may be made that materially and adversely affects the interests of the shareholders of the Citi Fund without obtaining the approval of the Fund's shareholders. The Citi Fund and the Salomon Fund may at any time waive compliance with certain of the covenants and conditions contained in the Plan.

   CFM and SBAM will assume and pay all of the expenses that are solely and directly related to the Reorganization. Shareholders have no rights of appraisal but are entitled to redeem their shares. See "Redemptions" above for information about redemptions.

Reasons for the Proposed Transaction

   At a meeting of the Board of Trustees of Citi Trust held on April 2, 2001, the Trustees of Citi Trust, including a majority of the Non-Interested Trustees, considered materials discussing the potential benefits to the shareholders of the Citi Fund if the Citi Fund were to reorganize with and into the Salomon Fund. For the reasons discussed below, the Board of Trustees of Citi Trust, including a majority of the Non-Interested Trustees, has determined that the proposed Reorganization is in the best interests of the Citi Fund and its shareholders and that the interests of the Citi Fund shareholders will not be diluted as a result of the proposed Reorganization.

   The proposed combination of the Citi Fund into the Salomon Fund will allow the shareholders of the Citi Fund to continue to participate in a professionally managed portfolio governed by similar investment objectives and policies. The Trustees of Citi Trust believe that the Citi Fund and its shareholders will benefit from the proposed Reorganization for the following reasons:

Economies of Scale; Fees and Expenses

   In light of the foregoing, CFM and SBAM believe that the combination of the Funds into a single larger fund will increase potential economic and other efficiencies for investors and may result in a lower total expense ratio. Of course, there is no assurance that this will be the case. Some of the fixed expenses currently paid by the Funds, such as accounting, legal and printing costs, would be spread over a larger asset base upon the combination of the Citi Fund and the Salomon Fund. Other things being equal, shareholders may benefit from economies of scale through lower expense ratios and higher net income distributions over time.

Compatible Investment Objectives and Investment Strategies

   Both Funds invest in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. After the Reorganization, the Citi Fund shareholders will own shares of a professionally managed portfolio with substantially the same investment objectives and strategies as the Citi Fund.

   Due to a combination of factors, including the benefits described above, the Board of Trustees of Citi Trust, on behalf of the Citi Fund, believes that the Citi Fund and its shareholders would benefit from a tax-free reorganization with the Salomon Fund. Accordingly, it is recommended that the shareholders of the Citi Fund approve the Reorganization with the Salomon Fund.

   The Board of Trustees of Citi Trust, on behalf of the Citi Fund, in recommending the proposed transaction, considered a number of factors, including the following:

      (a) the compatibility of the Citi Fund's investment objectives, policies and restrictions with those of the Salomon Fund;

      (b) the advisory, distribution, and other servicing arrangements of the Salomon Fund;

      (c) the tax-free nature of the Reorganization;

      (d) the terms and conditions of the Reorganization and that it should not result in a dilution of Citi Fund shareholder interests;

      (e) the level of costs and expenses to the Citi Fund of the Reorganization;

      (f) the total lower annual expense ratios of the Salomon Fund as compared to the Citi Fund and also on a pro forma basis before giving effect to waivers and reimbursements that can be terminated at any time; and

      (g) a variety of alternatives potentially available to the Citi Fund, including maintaining the status quo or liquidating the Citi Fund.

Description of the Securities to Be Issued

   The Salomon Fund is a diversified series of SBSF, which was organized as a corporation under the laws of the State of Maryland on April 17, 1990, and is registered with the Securities and Exchange Commission as an open-end management investment company.

   The Salomon Fund currently offers four different classes of shares: Class A, Class B, Class 2 and Class O. Shares of each class of the Salomon Fund represent interests in the Salomon Fund in proportion to each share's net asset value. The per share net asset value of each class of shares in the Salomon Fund is calculated separately and may differ as between classes as a result of the differences in distribution and service fees payable by the classes and the allocation of certain incremental class-specific expenses to the appropriate class to which such expenses apply.

   All shares of the Salomon Fund have equal voting rights. Shares of the Salomon Fund and the shares of the other series offered by SBSF are entitled to vote separately to approve advisory agreements or changes in investment policy, and shares of a class are entitled to vote separately to approve any distribution or service arrangements relating to that class, but shares of the Salomon Fund and the shares of the other series offered by SBSF may vote together in the election or selection of Directors and accountants for SBSF. In matters affecting only a particular series or class only shares of that particular series or class are entitled to vote. No material amendment may be made to SBSF's Articles of Incorporation and Articles Supplementary without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment.

   Each shareholder of the Salomon Fund is entitled to cast, at all meetings of shareholders on items on which that shareholder is entitled to vote, such number of votes as is equal to the number of full and fractional shares held by such shareholder. All shares of the Salomon Fund will, when issued, be fully paid and nonassessable. SBSF is also not required to hold meetings of shareholders annually but meetings of shareholders may be called by the Directors from time to time for purposes such as electing or removing Directors, changing fundamental policies or approving a management contract.

Federal Income Tax Consequences

   The Reorganization is conditioned upon the receipt by each of the Salomon Fund and the Citi Fund of an opinion from Bingham Dana LLP, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the distribution of investment securities from the Citi Portfolio in redemption of the Citi Fund's interest in the Citi Portfolio will not result in the recognition of gain or loss by the Citi Fund, although the Citi Fund will recognize gain to the extent that any cash distributed by the Citi Portfolio exceeds the Citi Fund's basis in its interest in the Citi Portfolio, (ii) the transfer to the Salomon Fund of all or substantially all of the assets of the Citi Fund in exchange solely for Reorganization Shares and the assumption by the Salomon Fund of all of the liabilities of the Citi Fund, followed by the distribution of such Reorganization Shares to the shareholders of the Citi Fund in exchange for their shares of the Citi Fund in complete liquidation of the Citi Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Salomon Fund and the Citi Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (iii) no gain or loss will be recognized by the Citi Fund upon the transfer of the Citi Fund's assets to the Salomon Fund solely in exchange for the Reorganization Shares and the assumption by the Salomon Fund of liabilities of the Citi Fund or upon the distribution (whether actual or constructive) of the Reorganization Shares to the Citi Fund's shareholders in exchange for their shares of the Citi Fund; (iv) the basis of the assets of the Citi Fund in the hands of the Salomon Fund will be the same as the basis of such assets in the hands of the Citi Fund immediately prior to the transfer; (v) the holding period of the assets of the Citi Fund in the hands of the Salomon Fund will include the period during which such assets were held by the Citi Fund; (vi) no gain or loss will be recognized by the Salomon Fund upon the receipt of the assets of the Citi Fund solely in exchange for Reorganization Shares and the assumption by the Salomon Fund of all of the liabilities of the Citi Fund; (vii) no gain or loss will be recognized by the shareholders of the Citi Fund upon the receipt of Reorganization Shares solely in exchange for their shares of the Citi Fund as part of the transaction; (viii) the basis of Reorganization Shares received by each shareholder of the Citi Fund will be, in the aggregate, the same as the basis, in the aggregate, of the shares of the Citi Fund exchanged therefor; and
(ix) the holding period of Reorganization Shares received by the shareholders of the Citi Fund will include the holding period during which the shares of the Citi Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Citi Fund were held as capital assets in the hands of the shareholders of the Citi Fund.

   As described above, although the Citi Fund will, immediately prior to or on the Closing Date, distribute substantially all of its investment company taxable income and realized net capital gain, if any, to its shareholders as one or more taxable dividends, the Salomon Fund will not make such a distribution immediately prior to or on the Closing Date. As a result, when the Salomon Fund subsequently makes a similar distribution or distributions of net capital gain income to its shareholders, including the former Citi Fund shareholders who receive Reorganization Shares of the Salomon Fund, those former Citi Fund shareholders will effectively be receiving a return of a portion of their capital investment in the Salomon Fund (on which they may have already paid taxes) in the form of a taxable dividend.

   While the Salomon Fund is not aware of any adverse state or local tax consequences of the proposed Reorganization, the Fund has not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax adviser with respect to such matters.

Liquidation and Termination of the Citi Fund

   If the Reorganization is effected, the Citi Fund will be liquidated and terminated, and the Citi Fund's outstanding shares will be cancelled.

Portfolio Securities

   If the Reorganization is effected, the Citi Fund will redeem its interest in the Citi Portfolio and will receive its proportionate share of the portfolio securities of the Citi Portfolio.

   The Citi Fund will then transfer these portfolio securities to the Salomon Fund. If the Reorganization is effected, SBAM will analyze and evaluate the portfolio securities of the Citi Fund being transferred to the Salomon Fund. Consistent with the Salomon Fund's investment objectives and policies, any restrictions imposed by the Code and the best interests of the Salomon Fund's shareholders (including former shareholders of the Citi Fund), SBAM will determine whether to maintain an investment in these portfolio securities.

Portfolio Turnover

   The portfolio turnover rate for the Citi Fund was 340% for the fiscal year ended December 31, 2000. The portfolio turnover rate for the Salomon Fund for its fiscal year ended December 31, 2000 was 51%. For a discussion of the risks relating to portfolio turnover, see "Principal Investments, Risk Factors and Investment Restrictions."

Pro Forma Capitalization

   Because the Citi Fund will be combined in the Reorganization with the Salomon Fund, the total capitalization of the Salomon Fund after such Reorganization is expected to be greater than the current capitalization of the Citi Fund. The following table sets forth as of December 31, 2000: (a) the capitalization of the Citi Fund and the Salomon Fund, and (b) the pro forma capitalization of the Salomon Fund as adjusted to give effect to the Reorganization. If the Reorganization is consummated, the capitalization of the Citi Fund and the Salomon Fund is likely to be different at the effective time of the Reorganization as a result of daily share purchase and redemption activity.

                                                                               Net Asset
                                                                    Shares     Value
                                                  Total Net Assets Outstanding Per Share
                                                    -----------     ---------    -----
Citi Short-Term U.S. Government Income........... $18,160,410      1,887,171   $9.62

Salomon Brothers U.S. Government Income
   Class A....................................... $ 7,772,777        784,089   $9.91
   Class B....................................... $14,832,017      1,490,961   $9.95
   Class 2....................................... $ 4,193,148        420,112   $9.98
   Class O....................................... $   444,857         44,773   $9.94

Pro Forma Salomon Brothers U.S. Governmental Income
   Class A....................................... $25,933,187      2,616,035   $9.91
   Class B....................................... $14,832,017      1,490,961   $9.95
   Class 2....................................... $ 4,193,148        420,112   $9.98
   Class O....................................... $   444,857         44,773   $9.94

Performance

   The performance chart herein is as of December 31, 2000 and is based on historical earnings and is not predictive of future performance. Each Fund's performance reflects certain fee waivers or reimbursements and reinvestment of dividends and other earnings. If these waivers or reimbursements had been excluded, the returns would have been lower. For more information about Fund expenses, please refer to "Overall Expenses" above.

   The bar chart below shows the performance of the Citi Fund's shares and the Salomon Fund's Class A shares for each of the full calendar years indicated. The performance in the bar chart does not reflect sales charges, which would reduce your return.

   The bar chart provides an indication of the risks of investing in each Fund by showing changes in the Fund's performance from year to year.

   The following table shows the total returns of each Fund for the calendar years indicated.

    [CHART]
                  Citi Short-Term                     Salomon Brothers
              U.S. Government Income Fund        U.S. Government Income Fund

       1991            13.80%                              N/A
       1992             5.56                               N/A
       1993             6.08                               N/A
       1994            -1.72                               N/A
       1995            11.48                               N/A
       1996             3.02                               3.59%
       1997             6.11                               7.86
       1998             6.33                               7.63
       1999             2.07                               1.52
       2000             7.70                               7.91

                            Calendar years ended December 31



                  Citi Short-Term U.S.        Salomon Brothers U.S.
                   Government Income            Government Income
 Year Ended:  -                            -
Best Quarter.   6.47% in 3rd Quarter, 1991   4.30% in 3rd Quarter, 1998
Worst Quarter (1.68)% in 1st Quarter, 1994 (1.20)% in 1st Quarter, 1996

   The table below shows the average annual total returns for each Fund as of March 31, 2001. The table indicates the risk of investing in each Fund by comparing the average annual total returns for the Citi Shares of the Citi Fund and the Class A shares of the Salomon Fund the periods shown to that of a broad-based index.

   The table below assumes the imposition of the maximum sales charge applicable to the shares of each Fund, redemption of shares at the end of the period and the reinvestment of distributions and dividends.


   Performance Statistics (per Lipper Analytical):

                                                      Annualized Performance as of 3/31/01
                                                            ------------------------
                                                 FY                                        12 Mo
                                                2000   1 Yr              3 Yr  5 Yr  10 Yr Yield
                                                ----- ------             ----- ----- ----- -----
Citi Short Term Govt Income: A................. 7.70%  9.12%             5.77% 5.69% 6.01% 5.62%
Salomon U.S. Govt Income: A.................... 7.91%  8.54%             5.94% 6.45%  n/a  6.83%
Lipper Short U.S. Government Funds Average..... 7.92%  9.28%             5.95% 5.66% 5.55% 5.88%
Lipper Short Intermediate U.S. Government Funds
  Average...................................... 8.63% 10.26%             5.80% 6.03% 6.35% 5.72%

   When you consider the performance of the Funds, please note that differences in performance may be attributable in part to the markets and types of securities in which each Fund invests.

                              VOTING INFORMATION

General Information

   The Board of Trustees of Citi Trust, on behalf of the Citi Fund, is furnishing this Proxy Statement/Prospectus in connection with the solicitation of proxies for a Special Meeting of Shareholders of the Citi Fund at which shareholders will be asked to consider and approve the Plan with respect to the Citi Fund of which such shareholder owns shares.

   It is expected that the solicitation of proxies and voting instructions will be primarily by mail. Officers and service contractors of the Citi Fund and the Salomon Fund may also solicit proxies and voting instructions by telephone or otherwise. AlamoDirect has been retained to assist in the solicitation of proxies, at a cost of approximately $8,500. Shareholders and contract owners may vote (1) by mail, by marking, signing, dating and returning the enclosed proxy card(s) in the enclosed postage-paid envelope, (2) by fax, (3) by touch-tone voting over the telephone, or (4) by voting via the internet.

   Any shareholder of the Citi Fund giving a proxy has the power to revoke it by submitting a written notice of revocation to the Citi Fund or by attending the Special Meeting and voting in person. All properly executed proxies and voting instruction forms received in time for the Special Meeting will be voted as specified in the proxy card or, if no specification is made, in favor of the proposals referred to in this Proxy Statement.

Quorum; Vote Required to Approve Proposal

   The holders of a majority of the outstanding shares of a Citi Fund entitled to vote and present in person or by proxy shall constitute a quorum at any meeting of shareholders for the transaction of business by the Citi Fund.

   If the necessary quorum to transact business or the vote required to approve the Plan with respect to the Citi Fund is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Citi Fund shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of that proposal and will vote against any such adjournment those proxies to be voted against that proposal.

   For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but that have not been voted. Broker non-votes are proxies received by the Citi Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

   The Plan must be approved by the vote of (a) 67% or more of the voting securities of the Citi Fund present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Citi Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Citi Fund, whichever is less. Abstentions and broker non-votes will have the effect of a "no" vote on the proposal to approve the Plan.

Outstanding Shareholders

   Holders of record of the shares of the Citi Fund at the close of business on July 13, 2001 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. As of June 1, 2001, there were 1,579,329.27 outstanding shares of the Citi Fund.

   The table below shows the name, address and share ownership of each person known to the Citi Fund to own 5% or more of the shares of the Citi Fund as of June 1, 2001. The table also indicates the percentage of the Salomon Fund's Class A shares that would be owned by such persons upon consummation of the Reorganization on the basis of present holdings and commitments. The type of ownership of each person listed is record ownership.

                                      Pro Forma
                                      Percentage
                           Percentage Ownership Post-
     Name and Address      Ownership  Reorganization
     ----------------        -----         -----
Salomon Smith Barney Inc.* 87.0%      60.0%
  333 W. 34th Street
  New York, NY 10001

   The table below shows the name, address and share ownership of each person known to the Salomon Fund to own 5% or more of the Class A shares of the Salomon Fund as of June 1, 2001. The table also indicates the percentage of the Salomon Fund's Class A shares that would be owned by such persons upon consummation of the Reorganization on the basis of present holdings and commitments. The type of ownership of each person listed below is record ownership.

                                               Pro Forma
                                               Percentage
                                    Percentage Ownership Post-
        Name and Address            Ownership  Reorganization
         ----------------             -----         -----
Salomon Smith Barney Inc.*......... 29.2%      9.05%
  333 W. 34th Street
  New York, NY 10001

First Clearing Corporation*........ 23.4%      7.25%
  2355 Crenshaw Blvd., Suite #200
  Torrence, CA 90501

   As of June 1, 2001 the Trustees and officers of the Citi Fund owned less than 1% of any class of the Citi Fund's outstanding shares. As of June 1, 2001 the Directors and officers of the Salomon Fund owned less than 1% of any class of the Salomon Fund's outstanding shares.
--------
*Each Fund believes that these entities are not the beneficial owners of shares held of record by them.

                    ADDITIONAL INFORMATION ABOUT THE FUNDS

   As noted above, additional information about the Citi Fund, the Salomon Fund and the Reorganization has been filed with the Securities and Exchange Commission and may be obtained without charge by writing or calling the Citi Short-Term U.S. Government Income Fund, 7 World Trade Center, New York, New York 10048, telephone number (800) 995-0134, or the Salomon Brothers U.S. Government Income Fund, 7 World Trade Center, New York, New York 10048, telephone number (800) 725-6666. Information included in this Proxy Statement/Prospectus concerning the Citi Fund was provided by Citi Trust, on behalf of the Citi Fund, and information concerning the Salomon Fund was provided by SBSF, on behalf of the Salomon Fund.

   Each Fund files reports, proxy materials and other information about the applicable Fund with the Securities and Exchange Commission. Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington D.C. 20549 at prescribed rates or without charge from the Commission at publicinfo@sec.gov.

                                 OTHER MATTERS

   No Trustee is aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Citi Fund.

   Please complete, sign and return the enclosed proxy card(s) promptly. No postage is required if mailed in the United States. You may also cast your vote by fax, via the internet or by telephone.

                                                                       EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION

   THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this [**   **] day of [**   **], 2001, between CitiFunds Fixed Income Trust, a
Massachusetts business trust with its principal place of business at Seven World Trade Center, New York, New York 10048 (the "Acquired Trust"), on behalf of its series, Citi Short-Term U.S. Government Income Fund (the "Acquired Fund"), and Salomon Brothers Series Funds Inc, a Maryland corporation with its principal place of business at Seven World Trade Center, New York, New York 10048 (the "Acquiring Company"), on behalf of its series, Salomon Brothers U.S. Government Income Fund (the "Acquiring Fund," and together with the Acquired Fund, the "Funds"), and, solely for purposes of Section 10.2 below, Citi Fund Management Inc. and Salomon Brothers Asset Management Inc.

   This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), with respect to the Acquired Fund and the Acquiring Fund, with which the Acquired Fund will reorganize, as provided herein. The reorganization will consist of the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Company, on behalf of the Acquiring Fund, in exchange solely for shares of beneficial interest ($0.001 par value per share) of the Acquiring Fund designated Class A (the "Acquiring Fund Shares"), the assumption by the Acquiring Company, on behalf of the Acquiring Fund, of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

   Shares of beneficial interest of the Acquired Fund ("Acquired Fund Shares") are divided into two classes, designated Citi shares and Smith Barney shares. Only Citi class shares are outstanding. Acquiring Fund Shares are divided into four classes of shares, designated Class A, Class B, Class O and Class 2 shares.

   NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. THE REORGANIZATION

   1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Trust, on behalf of the Acquired Fund, agrees to transfer to the Acquiring Fund substantially all of the Acquired Fund assets as set forth in Section 1.2, and the Acquiring Company, on behalf of the Acquiring Fund, agrees in exchange therefor:

      (i) to issue and deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares determined by dividing the net value of the Assets (as defined below) (such net value computed as set forth in Section
   2.1 hereof and referred to as the "Acquired Fund Value") by the net asset value ("NAV") of an Acquiring Fund Share (computed as set forth in Section 2.2), and

      (ii) to assume all of the liabilities of the Acquired Fund, as set forth in Section 1.3.

Such transactions shall take place at the closing provided for in Section 3.1 (the "Closing").

   1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (collectively, "Assets") shall consist of all property and assets of every kind and nature of the Acquired Fund, including, without limitation, all cash, cash equivalents, securities, commodities, futures, claims (whether absolute or contingent, known or unknown), receivables (including dividend, interest and other receivables), good will and other intangible property, any deferred or prepaid expenses, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in
Section 1.4 hereof and the Acquired Fund's rights under this Agreement.

   1.3. The Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, existing at the Valuation Time as defined in
Section 2.1. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date as defined in Section 3.1, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business.

   1.4. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

   1.5. Immediately after the transfer of its Assets provided for in Section 1.1, the Acquired Fund will distribute to its shareholders of record (the "Acquired Fund Shareholders"), determined as of the Valuation Time as defined in Section 2.1, on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund Shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

   1.6. Ownership of Acquiring Fund Shares will be shown on the Acquiring Fund's books. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

   1.7. Any reporting responsibility of the Acquired Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

   1.8. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.         VALUATION

   2.1. The value of the Assets and liabilities of the Acquired Fund shall be computed as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on the Closing Date (such time and date also being hereinafter called the "Valuation Time"), after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures described in the Acquiring Fund's then-current prospectus and statement of additional information. The Acquired Fund Value shall be determined by dividing the value of the Assets of the Acquired Fund less the value of the liabilities of the Acquired Fund as determined as provided herein.

   2.2. The net asset value of the Acquiring Fund Shares shall be computed as of the Valuation Time using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information.

   2.3. All computations of value hereunder shall be made by or under the direction of each Fund's investment adviser in accordance with its regular practice and the requirements of the 1940 Act, and shall be subject to confirmation by each Fund's Board of Trustees or Board of Directors, as applicable .

3. CLOSING AND CLOSING DATE

   3.1. The Closing of the Reorganization contemplated by this Agreement shall be September 14, 2001, or such earlier or later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 4:00 p.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of Bingham Dana LLP, 399 Park Avenue, New York, New York, or at such other place and time as the parties may agree.

   3.2. The Acquired Trust shall furnish to the Acquiring Company a statement of the Acquired Fund's net assets, together with a list of portfolio holdings with values as determined in Section 2.1, all as of the Valuation Time, certified by an authorized officer of the Acquired Trust.

   3.3. The Acquired Trust shall deliver at the Closing a certificate of an authorized officer of the Acquired Trust certifying that the Acquired Trust has instructed the custodian for the Acquired Fund to deliver the Assets of the Acquired Fund to PNC Bank, N.A. ("PNC"), custodian for the Acquiring Fund, prior to or on the Closing Date. The portfolio securities of the Acquired Fund represented by a certificate or other written instrument shall be presented by the Acquired Fund's custodian to PNC for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the Acquired Fund's custodian. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

   3.4. The Acquired Trust shall instruct the transfer agent of the Acquired Fund to deliver at the Closing its records containing the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's accounts on the books of the Acquiring Fund.

   3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquired Trust or the Board of Directors of the Acquiring Company, accurate appraisal of the value of the net assets with respect to the Acquiring Fund Shares or the Acquired Fund Shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

   3.6. At the Closing, each party shall deliver to the other such bills of sale, checks, assumption agreements, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

4. REPRESENTATIONS AND WARRANTIES

   4.1. The Acquired Trust, on behalf of itself and the Acquired Fund, represents and warrants to the Acquiring Company and the Acquiring Fund as follows:

      (a) The Acquired Trust is a business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts with power under its Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted. The Acquired Fund has been duly established as a series of the Acquired Trust.

      (b) The Acquired Trust is duly registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

      (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Trust, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act, and state securities laws.

      (d) The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Trust on behalf of the Acquired Fund will not result, in violation of Massachusetts law or of the Acquired Trust's Declaration of Trust or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Acquired Trust on behalf of the Acquired Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound.

      (e) To the Acquired Trust's knowledge, there is no material litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened against the

   Acquired Fund or any properties or assets held by it. The Acquired Trust knows of no facts which might form the basis for the institution of such proceedings or which would materially and adversely affect its business or the business of the Acquired Fund, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its or the Acquired Fund's business or its or the Acquired Fund's ability to consummate the transactions herein contemplated.

      (f) The financial statements of the Acquired Fund at and for the year ended December 31, 2000 have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied. All of such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the Acquired Fund as of the dates thereof in accordance with GAAP, and there are no known actual or contingent liabilities of the Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such dates not disclosed therein.

      (g) Since December 31, 2000, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by Acquired Fund Shareholders shall not constitute a material adverse change.

      (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) have or shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns or reports.

      (i) For each taxable year of its operation (including the tax year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code. At Closing, the Acquired Fund will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (as defined in the Code) that has accrued up to the Closing Date.

      (j) The authorized capital of the Acquired Trust consists of an unlimited number of shares of beneficial interest, without par value, divided into one series and, with respect to the Acquired Fund, two classes. Only Citi class shares are outstanding. All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Acquired Fund's transfer agent, as provided in Section 3.4. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Share.

      (k) At the Closing Date, the Acquired Trust, on behalf of the Acquired Fund, will have good and marketable title to the Acquired Fund's Assets and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Company, on behalf of the Acquiring Fund, has received notice at or prior to the Closing, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

      (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trustees of the Acquired Trust, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement constitutes a valid and binding obligation of the Acquired Trust, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general principles of equity.

      (m) The information to be furnished by the Acquired Trust for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary or appropriate in connection with the transactions contemplated hereby, shall be accurate and complete and shall comply with federal securities and other laws and regulations applicable thereto.

      (n) The current combined prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

      (o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in Section 5.6 (the "Proxy Statement"), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this Section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Company for use therein.

   4.2. The Acquiring Company, on behalf of itself and the Acquiring Fund, represents and warrants to the Acquired Trust and the Acquired Fund as follows:

      (a) The Acquiring Company is a corporation duly organized and validly existing under the laws of the State of Maryland with power under its Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted. The Acquiring Fund has been duly established as a series of the Acquiring Company.

      (b) The Acquiring Company is duly registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

      (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Company, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state securities laws.

      (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Company on behalf of the Acquiring Fund will not result, in violation of Maryland law or of the Acquiring Company's Articles of Incorporation or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Company on behalf of the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

      (e) To the Acquiring Company's knowledge, there is no material litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Company knows of no facts which might form the basis for the institution of such proceedings or which would materially and adversely affect its business or the business of the Acquiring Fund, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its or the Acquiring Fund's business or its or the Acquiring Fund's ability to consummate the transactions herein contemplated.

      (f) The financial statements of the Acquiring Fund at and for the year ended December 31, 2000 have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied. All such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the Acquiring Fund as of such date in accordance with GAAP, and there are no known actual or contingent liabilities of the Acquiring Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

      (g) Since December 31, 2000, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by Acquiring Fund shareholders shall not constitute a material adverse change.

      (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) have or shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Company's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns or reports.

      (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and intends to do so for the taxable year including the Closing Date.

      (j) The authorized capital stock of the Acquiring Company consists of 10,000,000,000 shares, $0.001 par value per share, divided into twelve (12) series and, with respect to the Acquiring Fund, four classes. All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Share. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement, at the Closing Date, will have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable.

      (k) At the Closing Date, the Acquiring Company, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Trust, on behalf of the Acquired Fund, has received notice at or prior to the Closing.

      (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Directors of the Acquiring Company, and this Agreement constitutes a valid and binding obligation of the Acquiring Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general principles of equity.

      (m) The information to be furnished by the Acquiring Company for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary or appropriate in connection with the transactions contemplated hereby, shall be accurate and complete and shall comply with federal securities and other laws and regulations applicable thereto.

      (n) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

      (o) The Proxy Statement, insofar as it relates to the Acquiring Fund, and the Registration Statement will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this Section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Trust for use therein.

5. COVENANTS

   5.1. Each Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Fund's normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date.

   5.2. Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to the Acquired Fund's books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

   5.3. The Acquired Trust and the Acquired Fund covenant to call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than September 14, 2001 (or such other date as the parties may agree to in writing).

   5.4. The Acquired Trust and the Acquired Fund covenant that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

   5.5. Subject to the provisions of this Agreement, the parties hereto will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

   5.6. The Acquiring Company will file a Registration Statement on Form N-14 (the "Registration Statement") under the 1933 Act, and the Acquired Trust will file the Proxy Statement contained therein, in connection with the meeting of shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein, with the Commission as promptly as practicable. The Acquired Trust and the Acquired Fund will provide the Acquiring Company with information relating to it that is required by the 1933 Act, the 1934 Act and the 1940 Act to be included in the Registration Statement, including the Proxy Statement.

   5.7. Each of the Acquired Trust and the Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Company, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Company may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Company's title to and possession of the Assets and otherwise to carry out the intent and purpose of this Agreement.

   5.8. Each of the Acquiring Company and the Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Trust, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases and other instruments, and will take or cause to be taken such further action, as the Acquired Trust may reasonably deem necessary or desirable in order to (i) vest and confirm the Acquired Trust's title to and possession of all Acquiring Fund Shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the assumed liabilities of the Acquired Fund.

   5.9. The Acquired Trust, the Acquiring Company and each Fund covenant to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as it deems appropriate in order to consummate the transactions contemplated herein and, in the case of the Acquiring Fund, to continue its operations after the Closing Date.

   5.10. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

   5.11. Each of the Acquiring Fund and the Acquired Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED TRUST

   The obligations of the Acquired Trust and the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Trust's election, to the performance by the Acquiring Company and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

   6.1. All representations and warranties of the Acquiring Company, on behalf of itself and the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person against the Acquiring Company or the Acquiring Fund, the Acquired Trust or the Acquired Fund, or the advisers, directors, trustees or officers of any of the foregoing, arising out of this Agreement and (ii) no facts known to the Acquired Trust or the Acquired Fund, or the Acquiring Company or the Acquiring Fund, which any of such persons reasonably believes might result in such litigation.

   6.2. The Acquiring Company shall have delivered to the Acquired Trust on the Closing Date a certificate executed in its name by an authorized officer of the Acquiring Company, in a form reasonably satisfactory to the Acquired Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Company and the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date and as to such other matters as the Acquired Trust shall reasonably request.

   6.3. The Acquired Trust shall have received on the Closing Date an opinion of Simpson, Thacher & Bartlett, in a form reasonably satisfactory to the Acquired Trust, and dated as of the Closing Date, to the effect that:

      (a) the Acquiring Company is existing under the laws of the State of Maryland as a corporation, and the Acquiring Fund has been duly designated as a series of the Acquiring Company;

      (b) the Acquiring Company, with respect to the Acquiring Fund, has corporate the power as a Maryland corporation to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Company's registration statement under the 1940 Act;

      (c) the Agreement has been duly authorized, executed and delivered by the Acquiring Company, and constitutes a valid and legally binding obligation of the Acquiring Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, marshaling, or other laws and rules of law affecting the enforcement generally of creditors' rights and remedies (including such as may deny giving effect to waivers of debtors' or guarantors' rights), and, with respect to any provision of indemnification, considerations of public policy;

      (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Company's Articles of Incorporation or By-laws; and

      (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Company under the Federal laws of the United States or the laws of the State of Maryland for the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

Such opinion may state that it is solely for the benefit of the Acquired Trust, its Trustees and its officers, and counsel may rely as to matters governed by the laws of the State of Maryland on an opinion of Maryland counsel. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Acquired Trust may reasonably request.

   6.4. The Acquiring Company and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by them on or before the Closing Date.

   6.5. The Acquiring Company, on behalf of the Acquiring Fund, shall have executed and delivered an assumption agreement in form reasonably satisfactory to the Acquired Trust pursuant to which the Acquiring Company, on behalf of the Acquiring Fund, will assume all of the liabilities of the Acquired Fund existing at the Valuation Time.

   [**6.6 An endorsement to the Acquired Trust's existing errors and omissions and directors and officers liability insurance policy, or other evidence of insurance, satisfactory in all respects to the Acquired Trust's Board of Trustees shall have been obtained at no cost to the Acquired Trust or the Acquired Fund and shall be in full force and effect.**]

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING COMPANY

   The obligations of the Acquiring Company and the Acquiring Fund to consummate the transactions provided for herein shall be subject, at the Acquiring Company's election, to the performance by the Acquired Trust and the Acquired Fund of all of the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

   7.1. All representations and warranties of the Acquired Trust, on behalf of itself and the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person against the Acquired Trust or the Acquired Fund, the Acquiring Company or the Acquiring Fund or the advisers, directors, trustees or officers of any of the foregoing, arising out of this Agreement and (ii) no facts known to the Acquiring Company or the Acquiring Fund, or the Acquired Trust or the Acquired Fund, which any of such persons reasonably believes might result in such litigation.

   7.2. The Acquired Trust shall have delivered to the Acquiring Company the statement of net assets described in Section 3.2.

   7.3. The Acquired Trust shall have delivered to the Acquiring Company on the Closing Date a certificate executed in its name by an authorized officer of the Acquired Trust, in a form reasonably satisfactory to the Acquiring Company and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust and the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date and as to such other matters as the Acquiring Company shall reasonably request.

   7.4. The Acquiring Company shall have received on the Closing Date an opinion of Bingham Dana LLP, in a form reasonably satisfactory to the Acquiring Company, and dated as of the Closing Date, to the effect that:

      (a) the Acquired Trust is existing under the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a Massachusetts business trust and the Acquired Fund has been duly designated as a series of the Acquired Trust;

      (b) the Acquired Trust, with respect to the Acquired Fund, has the power as a Massachusetts business trust to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust's registration statement under the 1940 Act;

      (c) the Agreement has been duly authorized, executed and delivered by the Acquired Trust, and constitutes a valid and legally binding obligation of the Acquired Trust, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, marshaling, or other laws and rules of law affecting the enforcement generally of creditors' rights and remedies (including such as may deny giving effect to waivers of debtors' or guarantors' rights), and, with respect to any provision of indemnification, considerations of public policy;

      (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust's Declaration of Trust or By-laws; and

      (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Trust under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

Such opinion may state that it is solely for the benefit of the Acquiring Company, its Directors and its officers. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Acquiring Company may reasonably request.

   7.5. The Acquired Trust and the Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by them on or before the Closing Date.

8. FURTHER CONDITIONS PRECEDENT

   If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the Reorganization.

   8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust's Declaration of Trust and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this Section 8.1.

   8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to either party's knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

   8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Company and the Acquiring Fund or the Acquired Trust and the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

   8.4. The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

   8.5. The parties shall have received an opinion of Bingham Dana LLP addressed to the Acquired Trust, the Acquired Fund, the Acquiring Company and the Acquiring Fund substantially to the effect that, based upon certain facts, assumptions and representations, for Federal income tax purposes: (i) the distribution of investment securities from the underlying mutual fund (the "Underlying Portfolio") in which the Acquired Fund invests all of its investable assets in redemption of the Acquired Fund's interest in the Underlying Portfolio will not result in the recognition of gain or loss by the Acquired Fund, (ii) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (iii) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund; (iv) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer, which will be determined by reference to the basis of the Acquired Fund in its interest in the Underlying

Portfolio; (v) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund and the period during which such assets were held by the Underlying Portfolio; (vi) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vii) no gain or loss will be recognized by the Acquired Fund Shareholders upon the receipt of Acquiring Fund Shares solely in exchange for their shares of the Acquired Fund as part of the transaction; (viii) the basis of Acquiring Fund Shares received by each shareholder of the Acquired Fund will be, in the aggregate, the same as the basis, in the aggregate, of the shares of the Acquired Fund exchanged therefor; and (ix) the holding period of Acquiring Fund Shares received by the Acquired Fund Shareholders will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of the Acquired Fund Shareholders. The delivery of such opinion is conditioned upon receipt by Bingham Dana LLP of representations it shall request of each Fund. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this Section 8.5.

9.  INDEMNIFICATION

   9.1. The Acquiring Company agrees to indemnify and hold harmless the Acquired Trust, its Trustees and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Company or the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

   9.2. The Acquired Trust agrees to indemnify and hold harmless the Acquiring Company, its Directors and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Trust or the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10. FEES AND EXPENSES

   10.1. The Acquiring Company and the Acquired Trust each represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

   10.2. Expenses of the Reorganization will be borne equally by Citi Fund Management Inc. and Salomon Brothers Asset Management Inc.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

   11.1. The parties agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

   11.2 Except as specified in the next sentence set forth in this Section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

   The covenants to be performed after the Closing and the obligations of each of the Acquired Trust, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund, in Sections 9.1 and 9.2 shall survive the Closing.

12. TERMINATION

   This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, (ii) by either party if the Closing shall not have occurred on or before October 31, 2001, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13. AMENDMENTS

   This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Trust and the Acquiring Company; provided, however, that following the meeting of shareholders of the Acquired Fund called by the Acquired Fund pursuant to Section 5.3 of this Agreement, no such amendment may have the effect of reducing the number of the Acquiring Fund Shares to be issued to the shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

   Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Trust or the Acquired Fund, c/o CitiFunds Fixed Income Trust, Seven World Trade Center, New York, New York 10048, with a copy to Roger P. Joseph, Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts 02110, or to the Acquiring Company or the Acquiring Fund, c/o Salomon Brothers Series Funds Inc, Seven World Trade Center, New York, New York 10048, with a copy to Sarah E. Cogan, Esq., Simpson, Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, or to any other address that the Acquired Trust or the Acquiring Company shall have last designated by notice to the other party.

15. HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

   15.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

   15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation (including the shareholders of any Fund) any rights or remedies under or by reason of this Agreement, other than the parties hereto and their successor and permitted assigns. Nothing in this
Section is intended to limit the rights of shareholders of the Acquired Trust to maintain derivative actions with respect to this Agreement, subject to and in accordance with applicable law.

   15.4. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

   15.5. The Acquired Trust is a business trust organized under Massachusetts law and under a Declaration of Trust, to which reference is hereby made and a copy of which, with amendments, is on file with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. It is expressly acknowledged and agreed that the obligations of the Acquired Trust entered into in the name or on behalf of the Acquired Trust by any of its Trustees, officers, employees or agents are not made individually, but in such capacities, that the Acquired Trust's obligations under this Agreement bind only that portion of the trust estate consisting of assets of the Acquired Fund and not any Trustee, officer, employee, agent or shareholder individually, and that any liability of the Acquired Trust under this Agreement or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Acquired Fund.

                              [Signatures follow]

   IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the day and year first above written.

                                          CITIFUNDS FIXED INCOME TRUST,
                                            on behalf of Citi Short-Term U.S.
                                            Government Income Fund

                                          By: _________________________________
                                             Name:
                                             Title:

                                          SALOMON BROTHERS SERIES FUNDS INC,
                                            on behalf of Salomon Brothers U.S.
                                            Government Income Fund

                                          By: _________________________________
                                             Name:
                                             Title:

Solely for purposes of Section 10.2:

CITI FUND MANAGEMENT INC.

By: ___________________________________________________________________________
   Name:
   Title:

SALOMON BROTHERS ASSET MANAGEMENT INC.

By: ___________________________________________________________________________
   Name:
   Title:

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                        RELATING TO THE ACQUISITION BY
                 SALOMON BROTHERS U.S. GOVERNMENT INCOME FUND
                             (THE "SALOMON FUND"),
             A SERIES OF SALOMON BROTHERS SERIES FUND INC ("SBSF")

                             7 World Trade Center
                           New York, New York 10048
                                (800) 725-6666

                               OF THE ASSETS OF
                  CITI SHORT-TERM U.S. GOVERNMENT INCOME FUND
                               (THE "CITI FUND")
            A SERIES OF CITIFUNDS FIXED INCOME TRUST ("CITI TRUST")

                             7 World Trade Center
                           New York, New York 10048
                                (800) 995-0134

                             Dated: July 16, 2001

   This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus, dated July 16, 2001 relating to the above-referenced matter may be obtained without charge by calling or writing the Salomon Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus. Each of the following documents accompanies this Statement of Additional Information and is incorporated herein by reference:

    1. Prospectus and Statement of Additional Information for the Citi Fund, dated May 1, 2001.

    2. Prospectus and Statement of Additional Information for the Salomon Fund, dated April 30, 2001.

    3. Annual Report of the Citi Fund for the year ended December 31, 2000.

    4. Annual Report of the Salomon Fund for the year ended December 31, 2000.

                              GENERAL INFORMATION

   This Statement of Additional Information relates to the proposed transfer of substantially all of the assets and liabilities of the Citi Fund to the Salomon Brothers Series Funds Inc, on behalf of the Salomon Fund, in exchange for Class A shares of the Salomon Fund (the "Reorganization"). The Class A shares issued by the Salomon Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Citi Fund that were outstanding immediately before the effective time of the Reorganization.

   After the transfer of substantially all of its assets and liabilities in exchange for the Salomon Fund Class A shares, the Citi Fund will distribute such Class A shares to its shareholders in liquidation of the Citi Fund. Each shareholder owning shares of the Citi Fund at the effective time of the Reorganization will receive Class A shares from the Salomon Fund of equal value, and will receive any unpaid dividends or distributions that were declared before the effective time of the Reorganization on shares of the Citi Fund. The Salomon Fund will establish an account for each former shareholder of the Citi Fund reflecting the appropriate number of Class A shares distributed to such shareholder. These accounts will be substantially identical to the accounts maintained by the Citi Fund for each shareholder. Upon completion of the Reorganization with respect to the Citi Fund, all outstanding shares of the Citi Fund will have been redeemed and cancelled in exchange for Class A shares distributed by the Salomon Fund, and the Citi Fund will wind up its affairs and be terminated as a series of Citi Trust under Massachusetts law.

   For further information about the transaction, see the Proxy
Statement/Prospectus.

                  PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

   The unaudited pro forma information attached to this Statement of Additional Information as Exhibit A gives effect to the proposed transfer of substantially all of the assets and liabilities of the Citi Fund to the Salomon Fund as if such transfer had occurred as of December 31, 2000. In addition, the pro forma combined statements have been prepared based upon the fee and expense structure of the Salomon Fund. The pro forma financial information should be read in conjunction with the historical financial statements and notes thereto of the Citi Fund and the Salomon Fund incorporated herein by reference in this Statement of Additional Information. The proposed transfer of the assets and liabilities of the Citi Fund to the Salomon Fund will be accounted for as a tax-free reorganization.

                     PORTFOLIO OF INVESTMENTS (Unaudited)

                               December 31, 2000

                                                         Salomon Brothers U.S.       Citi Short Term U.S.
                                                         Government Income Fund     Government Income Fund
                                                       -------------------------- --------------------------
                                                       Principal                  Principal
                                                       Amount                     Amount
Issuer                                Coupon  Maturity (000's omitted)   Value    (000's omitted)   Value
------                                ------    ----       ------      ----------     ------      ----------
U.S. TREASURY NOTES
U.S. Treasury Notes..................  6.750% 2005     $  500          $  532,355
U.S. Treasury Notes..................  6.500  2010      1,750           1,915,830
U.S. Treasury Notes..................  5.750  2010      4,000           4,193,440
U.S. Treasury Notes..................  6.625  2002                                $  847          $  859,532
U.S. Treasury Notes..................  5.125  2002                                 2,258           2,258,911
U.S. Treasury Notes..................  3.875  2009                                   594             599,119
                                                                       ----------                 ----------
Total U.S. Treasury Notes............                                   6,641,625                  3,717,562
                                                                       ----------                 ----------

U.S. GOVERNMENT AGENCIES
Federal Home Loan Bank...............  5.800  2008        500             495,935
Federal Home Loan Mortgage
 Corporation (FHLMC)................. 11.750  2011          8               9,408
Federal Home Loan Mortgage
 Corporation (FHLMC)................. 11.750  2014          3               3,718
Federal Home Loan Mortgage
 Corporation (FHLMC)................. 11.750  2015         18              20,657
Federal Home Loan Mortgage
 Corporation (FHLMC).................  8.000  2020        367             379,997
Federal Home Loan Mortgage
 Corporation (FHLMC)................. 10.000  2020        376             403,540
Federal Home Loan Mortgage
 Corporation (FHLMC).................  7.000  2021        126             127,705
Federal Home Loan Mortgage
 Corporation (FHLMC).................  8.500  2024        750             791,250
Federal Home Loan Mortgage
 Corporation (FHLMC) Gold............  7.500  2007        152             154,903
Federal Home Loan Mortgage
 Corporation (FHLMC) Gold............  6.000  2010         15              14,849
Federal Home Loan Mortgage
 Corporation (FHLMC) Gold............  7.000  2011         84              84,794
Federal Home Loan Mortgage
 Corporation (FHLMC) Gold............  7.000  2011        588             594,729
Federal Home Loan Mortgage
 Corporation (FHLMC) Gold............  7.000  2011        144             146,062
Federal Home Loan Mortgage
 Corporation (FHLMC) Gold............  8.250  2017         83              85,394
Federal Home Loan Mortgage
 Corporation (FHLMC) Gold............  8.000  2019        125             128,525
Federal Home Loan Mortgage
 Corporation (FHLMC) Gold............  6.000  2028      3,056           2,960,688
Federal Home Loan Mortgage
 Corporation (FHLMC) Gold............  6.000  2029        474             459,461
Federal National Mortgage Association
 (FNMA)..............................  6.784  2003        393             393,669
Federal National Mortgage Association
 (FNMA)..............................  6.500  2003         80              80,191
Federal National Mortgage Association
 (FNMA).............................. 12.500  2015         36              41,282

                                            Pro Forma Fund
                                      ---------------------------
                                      Principal
                                      Amount
Issuer                                (000's omitted)    Value
------                                    ------      -----------
U.S. TREASURY NOTES
U.S. Treasury Notes.................. $  500          $   532,355
U.S. Treasury Notes..................  1,750            1,915,830
U.S. Treasury Notes..................  4,000            4,193,440
U.S. Treasury Notes..................    847              859,532
U.S. Treasury Notes..................  2,258            2,258,911
U.S. Treasury Notes..................    594              599,119
                                                      -----------
Total U.S. Treasury Notes............                  10,359,187
                                                      -----------

U.S. GOVERNMENT AGENCIES
Federal Home Loan Bank...............    500              495,935
Federal Home Loan Mortgage
 Corporation (FHLMC).................      8                9,408
Federal Home Loan Mortgage
 Corporation (FHLMC).................      3                3,718
Federal Home Loan Mortgage
 Corporation (FHLMC).................     18               20,657
Federal Home Loan Mortgage
 Corporation (FHLMC).................    367              379,997
Federal Home Loan Mortgage
 Corporation (FHLMC).................    376              403,540
Federal Home Loan Mortgage
 Corporation (FHLMC).................    126              127,705
Federal Home Loan Mortgage
 Corporation (FHLMC).................    750              791,250
Federal Home Loan Mortgage
 Corporation (FHLMC) Gold............    152              154,903
Federal Home Loan Mortgage
 Corporation (FHLMC) Gold............     15               14,849
Federal Home Loan Mortgage
 Corporation (FHLMC) Gold............     84               84,794
Federal Home Loan Mortgage
 Corporation (FHLMC) Gold............    588              594,729
Federal Home Loan Mortgage
 Corporation (FHLMC) Gold............    144              146,062
Federal Home Loan Mortgage
 Corporation (FHLMC) Gold............     83               85,394
Federal Home Loan Mortgage
 Corporation (FHLMC) Gold............    125              128,525
Federal Home Loan Mortgage
 Corporation (FHLMC) Gold............  3,056            2,960,688
Federal Home Loan Mortgage
 Corporation (FHLMC) Gold............    474              459,461
Federal National Mortgage Association
 (FNMA)..............................    393              393,669
Federal National Mortgage Association
 (FNMA)..............................     80               80,191
Federal National Mortgage Association
 (FNMA)..............................     36               41,282

                                                                               Citi Short Term U.S.
                                                     Salomon Brothers U.S.       Government Income
                                                     Government Income Fund          Fund                  Pro Forma Fund
                                                   -------------------------- ----------------------- --------------------------
                                                   Principal                  Principal               Principal
                                                   Amount                     Amount                  Amount
Issuer                            Coupon  Maturity (000's omitted)   Value    (000's omitted)  Value  (000's omitted)   Value
------                            ------    ----       ------      ----------       ---       -------     ------      ----------
Federal National Mortgage
 Association (FNMA).............. 13.000% 2015     $   37          $   42,621                         $   37          $   42,621
Federal National Mortgage
 Association (FNMA).............. 12.000  2016        212             238,974                            212             238,974
Federal National Mortgage
 Association (FNMA).............. 12.000  2016         15              16,598                             15              16,598
Federal National Mortgage
 Association (FNMA).............. 12.500  2016        147             168,259                            147             168,259
Federal National Mortgage
 Association (FNMA).............. 11.500  2019         10              11,405                             10              11,405
Federal National Mortgage
 Association (FNMA).............. 10.500  2020         73              80,013                             73              80,013
Federal National Mortgage
 Association (FNMA)..............  8.500  2023        150             154,659                            150             154,659
Federal National Mortgage
 Association (FNMA)..............  9.000  2026         29              29,723                             29              29,723
Federal National Mortgage
 Association (FNMA) Interest Only  7.500  2027      2,000             238,176                          2,000             238,176
Federal National Mortgage
 Association (FNMA) Interest Only  8.000  2027      2,342             230,940                          2,342             230,940
Federal National Mortgage
 Association (FNMA) Interest Only  8.000  2027      6,415             529,248                          6,415             529,248
Federal National Mortgage
 Association (FNMA)..............  6.586  2028        505             485,086                            505             485,086
Federal National Mortgage
 Association (FNMA)..............  6.000  2029        454             439,974                            454             439,974
Federal National Mortgage
 Association (FNMA)..............  6.000  2029        386             373,870                            386             373,870
Federal National Mortgage
 Association (FNMA)..............  6.500  2029        714             704,631                            714             704,631
Federal National Mortgage
 Association (FNMA)..............  6.000  2029      1,545           1,495,336                          1,545           1,495,336
Federal National Mortgage
 Association (FNMA)..............  6.500  2029        331             326,116                            331             326,116
Federal National Mortgage
 Association (FNMA)..............  6.500  2029         93              91,831                             93              91,831
Federal National Mortgage
 Association (FNMA)..............  6.500  2029        941             928,568                            941             928,568
Federal National Mortgage
 Association (FNMA)..............  6.500  2029         25              24,664                             25              24,664
Federal National Mortgage
 Association (FNMA)..............  6.500  2029      1,543           1,521,863                          1,543           1,521,863
Federal National Mortgage
 Association (FNMA)..............  6.500  2029      1,746           1,722,502                          1,746           1,722,502
Federal National Mortgage
 Association (FNMA)..............  6.527  2030        800             795,912                            800             795,912
Government National Mortgage
 Association (GNMA)..............  8.500  2018         53              54,176                             53              54,176
Government National Mortgage
 Association (GNMA)..............  9.000  2019        654             671,348                            654             671,348
Government National Mortgage
 Association (GNMA)..............  6.500  2009                                $69             $70,139     69              70,139

                                                      Salomon Brothers U.S.       Citi Short Term U.S.
                                                     Government Income Fund      Government Income Fund
                                                   --------------------------- ---------------------------
                                                   Principal                   Principal
                                                   Amount                      Amount
Issuer                             Coupon Maturity (000's omitted)    Value    (000's omitted)    Value
------                             -----    ----          -        -----------     ------      -----------
Government National Mortgage
 Association (GNMA)............... 6.500  2011                                 $1,341          $ 1,354,934
Government National Mortgage
 Association (GNMA)............... 6.500  2019                                    135              135,418
Government National Mortgage
 Association (GNMA)............... 7.000  2008                                    360              358,708
Government National Mortgage
 Association (GNMA)............... 7.000  2009                                    137              670,574
Government National Mortgage
 Association (GNMA)............... 7.000  2013                                  2,163            2,201,347
Government National Mortgage
 Association (GNMA)............... 7.000  2019                                  2,592            2,596,919
Government National Mortgage
 Association (GNMA)............... 7.000  2020                                    772              772,758
Government National Mortgage
 Association (GNMA)............... 7.250  2022                                      2                2,340
Government National Mortgage
 Association (GNMA)............... 8.000  2006                                     40               41,202
Government National Mortgage
 Association (GNMA)............... 8.000  2007                                     42               42,656
Government National Mortgage
 Association (GNMA)............... 8.000  2017                                     56               58,693
Government National Mortgage
 Association (GNMA)............... 8.000  2021                                     70               72,098
Government National Mortgage
 Association (GNMA)............... 8.000  2022                                     38               39,723
Government National Mortgage
 Association (GNMA)............... 9.500  2016                                      1                  380
Government National Mortgage
 Association (GNMA)............... 9.500  2017                                     12               12,408
Government National Mortgage
 Association (GNMA)............... 9.500  2018                                      8                9,253
Government National Mortgage
 Association (GNMA)............... 9.500  2019                                     12               13,170
Government National Mortgage
 Association (GNMA)............... 9.500  2020                                      9                9,744
                                                                   -----------                 -----------
Total U.S. Government Agencies....                                  18,753,250                   8,462,464
                                                                   -----------                 -----------
Israel State U.S. Government
 Guaranteed Notes.................
Israel State U.S. Government
 Guaranteed Note.................. 5.700  2003                                  2,823            2,820,111
Israel State U.S. Government
 Guaranteed Note.................. 6.125  2003                                  2,428            2,446,148
                                                                                               -----------
Total Israel State U.S. Government
 Guaranteed Notes.................                                                               5,266,259
                                                                   -----------                 -----------
Total Investments.................                                 $25,394,875                 $17,446,285
                                                   =               ===========                 ===========

                                         Pro Forma Fund
                                   ---------------------------
                                   Principal
                                   Amount
Issuer                             (000's omitted)    Value
------                                 ------      -----------
Government National Mortgage
 Association (GNMA)............... $1,341          $ 1,354,934
Government National Mortgage
 Association (GNMA)...............    135              135,418
Government National Mortgage
 Association (GNMA)...............    360              358,708
Government National Mortgage
 Association (GNMA)...............    137              670,574
Government National Mortgage
 Association (GNMA)...............  2,163            2,201,347
Government National Mortgage
 Association (GNMA)...............  2,592            2,596,919
Government National Mortgage
 Association (GNMA)...............    772              772,758
Government National Mortgage
 Association (GNMA)...............      2                2,340
Government National Mortgage
 Association (GNMA)...............     40               41,202
Government National Mortgage
 Association (GNMA)...............     42               42,656
Government National Mortgage
 Association (GNMA)...............     56               58,693
Government National Mortgage
 Association (GNMA)...............     70               72,098
Government National Mortgage
 Association (GNMA)...............     38               39,723
Government National Mortgage
 Association (GNMA)...............      1                  380
Government National Mortgage
 Association (GNMA)...............     12               12,408
Government National Mortgage
 Association (GNMA)...............      8                9,253
Government National Mortgage
 Association (GNMA)...............     12               13,170
Government National Mortgage
 Association (GNMA)...............      9                9,744
                                                   -----------
Total U.S. Government Agencies....                  27,215,714
                                                   -----------
Israel State U.S. Government
 Guaranteed Notes.................
Israel State U.S. Government
 Guaranteed Note..................                   2,820,111
Israel State U.S. Government
 Guaranteed Note..................                   2,446,148
                                                   -----------
Total Israel State U.S. Government
 Guaranteed Notes.................                   5,266,259
                                                   -----------
Total Investments.................                 $42,841,160
                                                   ===========

           PRO FORMA STATEMENT OF ASSETS AND LIABILITIES (unaudited)

                                            Salomon Brothers Citi Short Term
                                            U.S. Government  U.S. Government              Pro Forma
                                            Income Fund      Income Fund                    Fund
                                              -----------      -----------               -----------
                                               As of            As of                       As of
                                             12/31/00         12/31/00       Adjustments  12/31/00
                                              -----------      -----------        -      -----------
ASSETS:
Investments, at value......................  25,394,875       17,446,285                  42,841,160
Cash.......................................          --          812,456                     812,456
Interest receivable........................     319,908               --                     319,908
Receivable for investments sold............   5,003,834               --                   5,003,834
Receivable for fund shares sold............   1,612,340               --                   1,612,340
Receivable from Manager....................          --            9,345                       9,345
                                            -----------      -----------     -           -----------
       Total Assets........................  32,330,957       18,268,086                  50,599,043
                                            -----------      -----------     -           -----------
LIABILITIES:
Payable for investments purchased..........   3,854,805               --                   3,854,805
Payable for fund shares repurchased........      30,462           25,023                      55,485
Dividends Payable..........................     109,562           28,141                     137,703
Service and distribution fees payable......      15,499               --                      15,499
Management fees payable....................       2,326               --                       2,326
Administration fees payable................       1,053               --                       1,053
Payable to bank............................   1,019,124               --                   1,019,124
Payable to affiliate--Shareholder Servicing
  Agent....................................          --            3,872                       3,872
Accrued expenses and other liabilities.....      55,327           50,640                     105,967
                                            -----------      -----------     -           -----------
       Total Liabilities...................   5,088,158          107,676                   5,195,834
                                            -----------      -----------     -           -----------
       Net Assets.......................... $27,242,799      $18,160,410                 $45,403,209
                                            ===========      ===========     =           ===========


      See accompanying notes to unaudited pro forma financial statements.

           PRO FORMA STATEMENT OF ASSETS AND LIABILITIES (unaudited)

                                                 Salomon Brothers Citi Short Term
                                                 U.S. Government  U.S. Government               Pro Forma
                                                  Income Fund     Income Fund                     Fund
                                                   -----------      -----------                -----------
                                                     As of           As of                        As of
                                                   12/31/00         12/31/00      Adjustments   12/31/00
                                                   -----------      -----------    --------    -----------
NET ASSETS CONSIST OF:
Par value of capital shares.....................       2,740               --     $    (55)         2,685
Capital paid in excess of par value.............  28,085,312       21,350,863           55     49,436,230
Unrealized appreciation of investments..........    (385,287)        (305,667)                   (690,954)
Undistributed net investment income.............       6,989            4,296                      11,285
Accumulated net realized gain (loss) on security
  transactions..................................    (466,955)      (2,889,082)                 (3,356,037)
                                                 -----------      -----------     --------    -----------
       Net Assets............................... $27,242,799      $18,160,410                 $45,403,209
                                                 ===========      ===========     ========    ===========
Net Assets: Class A............................. $ 7,772,777      $18,160,410                 $25,933,187
                                                 ===========      ===========     ========    ===========
                 Class B........................ $14,832,017                                  $14,832,017
                                                 ===========      ===========     ========    ===========
                 Class 2........................ $ 4,193,148                                  $ 4,193,148
                                                 ===========      ===========     ========    ===========
                 Class O........................ $   444,857                                  $   444,857
                                                 ===========      ===========     ========    ===========
Outstanding Shares: Class A.....................     784,089        1,887,171      (55,225)     2,616,035
                                                 ===========      ===========     ========    ===========
                 Class B........................   1,490,961                             0      1,490,961
                                                 ===========      ===========     ========    ===========
                 Class 2........................     420,112                             0        420,112
                                                 ===========      ===========     ========    ===========
                 Class O........................      44,773                             0         44,773
                                                 ===========      ===========     ========    ===========
Net Asset Value: Class A........................ $      9.91      $      9.62                 $      9.91
                                                 ===========      ===========     ========    ===========
                 Class B........................ $      9.95                                  $      9.95
                                                 ===========      ===========     ========    ===========
                 Class 2........................ $      9.98                                  $      9.98
                                                 ===========      ===========     ========    ===========
                 Class O........................ $      9.94                                  $      9.94
                                                 ===========      ===========     ========    ===========
Offering Price: Class A......................... $     10.40*     $      9.62                 $     10.40*
                                                 ===========      ===========     ========    ===========
                 Class B........................ $      9.95                                  $      9.95
                                                 ===========      ===========     ========    ===========
                 Class 2........................ $     10.08**                                $     10.08**
                                                 ===========      ===========     ========    ===========
                 Class O........................ $      9.94                                  $      9.94
                                                 ===========      ===========     ========    ===========

--------
 * Based on a maximum sales charge of 4.75%.
** Based on a maximum sales charge of 1.00%.

      See accompanying notes to unaudited pro forma financial statements.

                 PRO FORMA STATEMENT OF OPERATIONS (unaudited)

                                            Salomon Brothers  Citi Short Term
                                            U.S. Government   U.S. Government
                                            Income Funds      Income Fund                   Pro Forma Fund
                                               ----------        ----------                    ----------
                                            For the 12 Months For the 12 Months             For the 12 Months
                                               Ended             Ended                         Ended
                                             12/31/00          12/31/00         Adjustments  12/31/00
                                               ----------        ----------      ---------     ----------

INVESTMENT INCOME:
Interest................................... $2,136,469        $1,610,405                    $3,746,874
Less: Interest expense.....................    (33,128)               --                       (33,128)
                                            ----------        ----------        ---------   ----------
Total Investment Income.................... $2,103,341        $1,610,405                    $3,713,746

EXPENSES:
Service and Distribution fees.............. $  189,954        $   38,353            7,048** $  235,355
Management & Administrative fees...........    172,673            63,922           54,121**    290,716
Transfer Agent fees........................     61,063            27,680                0       88,743
Audit & Legal fees.........................     46,857            49,600          (49,600)*     46,857
Registration fees..........................     34,104                --                0       34,104
Shareholder reports & communications.......     25,707            28,666                0       54,373
Shareholder servicing agents fees..........         --            63,922          (63,922)*         --
Custody and Fund Accounting fees...........      3,134            16,560          (15,000)*      4,694
Amortization of deferred organization costs      3,514                --                0        3,514
Trustees & Directors fees..................      1,428            15,062          (15,062)*      1,428
Miscellaneous..............................     12,419           100,871          (90,237)*     23,053
                                            ----------        ----------        ---------   ----------
   Total Expenses..........................    550,853           404,636         (179,700)     547,482
   Less: Management Fee Waivers and
     Expense Reimbursements................   (201,637)         (199,342)                     (400,979)
                                            ----------        ----------        ---------   ----------
   Net Expenses............................    349,216           205,294         (179,700)     146,503
                                            ----------        ----------        ---------   ----------

Net Investment Income......................  1,754,125         1,405,111          179,700    3,338,936
                                            ----------        ----------        ---------   ----------

NET REALIZED and UNREALIZED
  GAIN (LOSS) on INVESTMENTS:
Net realized gain (loss) on investment
  transactions.............................    (89,542)          (94,239)                     (183,781)
Net change in unrealized appreciation
  (depreciation) of investments............    209,027           508,673                       717,700
                                            ----------        ----------        ---------   ----------
Net Realized and Unrealized Gain on
  Investments..............................    119,485           414,434                0      533,919
                                            ----------        ----------        ---------   ----------

Net Increase in Net Assets Resulting from
  Operations............................... $1,873,610        $1,819,545        $ 179,700    3,872,855
                                            ==========        ==========        =========   ==========

--------
 * Reflects adjustment for duplicate services.
** Reflects adjustment to conform management, administration and service fees to the rates charged by the Salomon Brothers U.S. Government Income Fund.

      See accompanying notes to unaudited pro forma financial statements.

                                                                       Exhibit A

Pro Forma Footnotes for Reorganization between Salomon Brothers U.S. Government
          Income Fund and Citi Short Term U.S. Government Income Fund

                               December 31, 2000
                                  (unaudited)

1. General

   The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed transfer of substantially all of the assets of the Citi Short Term U.S. Government Income Fund ("the Acquired Fund") by the Salomon Brothers U.S. Government Income Fund (the "Fund") in exchange for Class A shares of the Fund and the assumption by the Fund of substantially all of the liabilities of the Acquired Fund as described elsewhere in this proxy statement/prospectus.

   Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Acquired Fund for Class A shares of the Fund will be treated as a tax-free reorganization and accordingly will be accounted for as a tax-free reorganization. The acquisition would be accomplished by an acquisition of the net assets of the Acquired Fund in exchange for Class A shares the of Fund at net asset value. The unaudited pro forma portfolio of investments and the unaudited pro forma statement of assets and liabilities have been prepared as though the acquisition had been effective on December 31, 2000. The unaudited pro forma statement of operations has been prepared as though the acquisition had been effective January 1, 2000.

   The accompanying pro forma financial statements should be read in conjunction with the financial statements and portfolio of investments of the Acquired Fund and the Fund, which are included in their respective annual reports dated December 31, 2000.

2. Significant Accounting Policies

   The Fund, a separate series of Salomon Brothers Series Funds Inc, ("Investment Series"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

   The significant accounting policies consistently followed by the Fund are:

      (a) debt security transactions are accounted for on trade date; (b) securities are valued at the mean of the current bid and asked price based on valuations furnished by market makers or pricing services which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Board of Directors; (e) interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities; (f) gains or losses on the sale of securities are recorded on the identified cost basis; (g) the Fund bears all costs of its operations other than expenses specifically assumed by Salomon Brothers Asset Management ("SBAM"), expenses incurred by the Investment Series with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly: expenses directly attributable to a fund are charged to that fund; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

3. Pro Forma Adjustments

   The accompanying unaudited pro forma portfolio of investments and pro forma financial statements reflect changes in shares and Fund expenses as if the reorganization had taken place on December 31, 2000. Adjustments were made to certain expenses to reflect the entities' operations as if they had been in place as of January 1, 2000.

4. Management Agreement and Other Transactions

   SBAM, a subsidiary of Salomon Smith Barney Holdings, Inc ("SSBH"), acts as the investment manager of the Fund. The Fund pays SBAM a management fee calculated at an annual rate of 0.65% (which includes an administrative fee of
 .05%) of the Fund's average daily net assets. This fee is calculated daily and paid monthly. SBAM also provides certain administrative services to the Fund.

                           PART C: OTHER INFORMATION

Item 15. Indemnification

   Reference is made to Article VII of the Registrant's Articles of Incorporation, Article IV of Registrant's By-Laws and Section 4 of the Distribution Agreements between the Registrant and Salomon Smith Barney Inc.

   Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

    1 Articles of Incorporation and all Amendments are incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File Nos. 33-34423 and 811-06087) as filed with the Securities and Exchange Commission.

    2(a) Amended and Restated By-laws of Registrant are incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File Nos. 33-34423 and 811-06087) as filed with the Securities and Exchange Commission.

    2(b) Amendments to Amended and Restated By-laws of the Registrant are incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File Nos. 33-34423 and 811-6087) as filed with the Securities and Exchange Commission.

    3    Not Applicable.

    4 Form of Agreement and Plan of Reorganization is filed herewith as Exhibit A.

    5    Not Applicable.

    6(a) Form of Management Agreement is hereby incorporated by reference to Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-34423 and 811-06087) as filed with the Securities and Exchange Commission on March 29, 1996.

    6(b) Management Contract between Registrant and SBAM dated November 28,
         1997 relating to the U.S. Government Income Fund are incorporated herein by reference to Amendment No. 5 to the Registration Statement (File No. 33-34425) as filed with the Securities and Exchange Commission.

    7 Distribution Agreement is incorporated herein by reference to Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-34423 and 811-06087) as filed with the Securities and Exchange Commission.

    8    Not Applicable.

    9 Custodian Agreement is incorporated by reference to the Registrant's Registration Statement on Form N-1A (File Nos. 33-34423 and 811-06087) as filed with the Securities and Exchange Commission.

   10 Form of Service Plans of the Registrant are incorporated herein by reference to Amendment No. 31 to Registrant's Registration Statement on Form N-1A (File Nos. 33-34423 and 811-06087) as filed with the Securities and Exchange Commission.

   11 Opinion and Consent of Piper Marbury Rudnick & Wolfe LLP is filed herewith.

   12 Form of opinion of Bingham Dana LLP with respect to tax matters is filed herewith.

   13    Not Applicable.

   14    Consents of Independent Public Accountant are filed herewith.

   15    Not Applicable.

   16 Power of Attorney for the Registrant is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File Nos. 33-34423 and 811-06087) as filed with the Securities and Exchange Commission.

   17(a) Form of proxy card is filed herewith.

   17(b) Annual Report of the Citi Short-Term U.S. Government Income Fund, dated December 31, 2000, is incorporated herein by reference.

   17(c) Prospectus and Statement of Additional Information of the Salomon
         Brothers U.S. Government Income Fund, dated April 30, 2001, are incorporated herein by reference to Amendment No. 32 to the Registration Statement of Salomon Brothers Series Funds Inc on Form N-1A (File No. 33-34423) as filed with the Securities and Exchange Commission.

   17(d) Annual Report of the Salomon Brothers U.S. Government Income Fund, dated December 31, 2000, is incorporated by reference.

   17(e) Prospectus and Statement of Additional Information of the Citi
         Short-Term U.S. Government Income Fund, are incorporated herein by reference to Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 33-5819) as filed with the Securities and Exchange Commission.

Item 17. Undertakings

   (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

   (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                  SIGNATURES

   As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant in the City of New York and the State of New York on the 15th day of June, 2001.

                        SALOMON BROTHERS SERIES FUNDS INC

                        By: /s/ HEATH B. MCLENDON
                        -------------------------
                           Heath B. McLendon
                               President

   As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


      /S/ HEATH B. MCLENDON Director and President           June 15, 2001
      ---------------------
        Heath B. McLendon

                *           Director                         June 15, 2001
      ---------------------
        Charles F. Barber

                *           Director                         June 15, 2001
      ---------------------
         Carol L. Colman

                *           Director                         June 15, 2001
      ---------------------
        Daniel P. Cronin

      /S/ LEWIS E. DAIDONE  Executive Vice President and     June 15, 2001
      ---------------------   Treasurer (Principal Financial
        Lewis E. Daidone      and Accounting Officer)

*By:    /s/ HEATH B. MCLENDON
      --------------------------
          Heath B. McLendon

Executed by Heath B. McLendon, Attorney-in-Fact on behalf of those indicated, pursuant to Powers of Attorney.

                                 EXHIBIT INDEX

Exhibit No.                      Description
-           -

11          Opinion and Consent of Piper Marbury Rudnick & Wolfe

12          Form of opinion of Bingham Dana LLP as to tax matters

14          Consents of Independent Public Accountants

17(a)       Form of proxy card